UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
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☑ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to 240.14a-12
MGM RESORTS INTERNATIONAL

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING TO BE HELD ON June 14, 2011
PROXY STATEMENT April [ ], 2011
SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND PRINCIPAL STOCKHOLDERS
ELECTION OF DIRECTORS Proposal No. 1
CORPORATE GOVERNANCE
TRANSACTIONS WITH RELATED PERSONS
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
EXECUTIVE AND DIRECTOR COMPENSATION AND OTHER INFORMATION
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
EXECUTIVE OFFICERS
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Proposal No. 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION Proposal No. 3
ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION Proposal No. 4
AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 1,000,000,000 Proposal No. 5
APPROVAL OF THE AMENDED AND RESTATED ANNUAL PERFORMANCE-BASED INCENTIVE PLAN FOR EXECUTIVE OFFICERS Proposal No. 6
STOCKHOLDER PROPOSAL Proposal No. 7
NOTICE CONCERNING STOCKHOLDER PROPOSALS AND NOMINATIONS
OTHER INFORMATION
Appendix A
Appendix B

MGM RESORTS INTERNATIONAL
3600 Las Vegas Boulevard South
Las Vegas, Nevada 89109

NOTICE OF ANNUAL MEETING TO BE HELD ON
June 14, 2011

To Stockholders:

The Annual Meeting of Stockholders of MGM Resorts International, a Delaware corporation (the “Company”), will be held in the Grand Ballroom at the MGM Grand Detroit located at 1777 Third Street, Detroit, Michigan 48226, on June 14, 2011, at 1:00 p.m., Eastern Time, for the following purposes:

1.	To elect a Board of Directors;

2.	To ratify the selection of the independent registered public accounting firm for the year ending December 31, 2011;

3.	To cast an advisory vote on executive compensation;

4.	To cast an advisory vote on frequency of the stockholder advisory vote on executive compensation;

5.	To amend and restate the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 1,000,000,000;

6.	To approve the Company’s Amended and Restated Annual Performance-Based Incentive Plan for Executive Officers;

7.	To consider a stockholder proposal if presented at the Annual Meeting; and

8.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record at the close of business on April 21, 2011 are entitled to notice of, and to vote at, the Annual Meeting. A complete list of such stockholders will be available for examination by any stockholder during ordinary business hours at the Company’s executive offices, located at 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, for a period of 10 days prior to the date of the Annual Meeting. Stockholders are requested to arrive at the Annual Meeting on time, as there will be no admittance once the Annual Meeting has begun.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3, 5 AND 6, FOR THE “EVERY ONE YEAR”
OPTION IN PROPOSAL 4, AND “AGAINST” PROPOSAL 7.

By Order of the Board of Directors,

James J. Murren
Chairman of the Board, Chief
Executive Officer & President

April [ ● ], 2011

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD OR
SUBMIT YOUR PROXY USING THE INTERNET OR TELEPHONE.
Use of the enclosed envelope requires no postage for mailing in the United States.

MGM RESORTS INTERNATIONAL
3600 Las Vegas Boulevard South
Las Vegas, Nevada 89109

PROXY STATEMENT
April [ ● ], 2011

General

The form of proxy accompanying this Proxy Statement and the persons named therein as proxies have been approved by, and this solicitation is made on behalf of, the Board of Directors of MGM Resorts International (the “Board of Directors” or the “Board”) in connection with the Annual Meeting of Stockholders of MGM Resorts International to be held in the Grand Ballroom at the MGM Grand Detroit located at 1777 Third Street, Detroit, Michigan 48226, on June 14, 2011, at 1:00 p.m., Eastern Time (the “Annual Meeting”), and at any postponements or adjournments thereof. MGM Resorts International, together with its subsidiaries, is referred to herein as the “Company” unless the context indicates otherwise.

Matters to be considered and acted upon at the Annual Meeting are set forth in the Notice of Annual Meeting accompanying this Proxy Statement and are more fully outlined herein. On or about April [ ● ], 2011, the Company mailed and/or made available this Proxy Statement and the enclosed proxy to each stockholder entitled to vote at the Annual Meeting. Stockholders are requested to arrive at the Annual Meeting on time, as there will be no admittance once the Annual Meeting has begun.

Voting Rights and Outstanding Shares

Only stockholders of record of the Company’s common stock, $.01 par value per share (“Common Stock”), as of April 21, 2011 will be entitled to vote at the Annual Meeting. The authorized capital stock of the Company currently consists of 600,000,000 shares of Common Stock. At the close of business on April 21, 2011, [    ●    ] shares of Common Stock were outstanding and entitled to vote. Each stockholder of record is entitled to one vote for each share held on that date on all matters that may properly come before the Annual Meeting. There is no cumulative voting in the election of directors.

You may vote in person by attending the Annual Meeting, by completing and returning a proxy by mail or by using the internet or telephone. To submit your proxy by mail, mark your vote on the enclosed proxy card (the “Proxy Card”), then follow the instructions on the card. To submit your proxy using the internet or by telephone, see the instructions on the Notice of Internet Availability or Proxy Card and have the Notice of Internet Availability or Proxy Card available when you access the internet website or place your telephone call. You may vote by internet or telephone until 8:59 p.m., Pacific Time, on June 13, 2011. If you are a stockholder of record and wish to vote in person at the Annual Meeting, you may do so. If you are the beneficial owner of shares held in “street name” by a broker and wish to vote in person at the Annual Meeting, you must obtain a proxy from the bank, brokerage or other institution holding your shares and bring such proxy with you to hand in with your ballot.

All shares of Common Stock represented by properly submitted proxies will be voted at the Annual Meeting in accordance with the directions on the proxies, unless such proxies have previously been revoked. If you are a stockholder of record and submit proxies with no voting direction indicated, the shares will be voted FOR the election of each of the nominees to the Board of Directors listed in this Proxy Statement (Proposal 1), FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (Proposal 2), FOR the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 3), FOR the selection, on an advisory basis, of the EVERY ONE YEAR option for the frequency of an advisory vote on executive compensation (Proposal 4), FOR the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 1,000,000,000 (Proposal 5), FOR the approval of the Company’s Amended and Restated Annual

Performance-Based Incentive Plan for Executive Officers (Proposal 6), and AGAINST the stockholder proposal (Proposal 7). If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. In accordance with the rules of the New York Stock Exchange (the “NYSE”), certain matters submitted to a vote of stockholders are considered by the NYSE to be “routine” items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period prior to the meeting. The ratification of the selection of the independent registered public accounting firm as our independent auditor for 2011 is considered the only routine matter for which brokerage firms may vote shares for which they have not received instructions. The remaining matters are considered to be “non-routine,” and brokerage firms that have not received instructions from their customers do not have discretion to vote on these matters. Please note that, since last year, the election of directors has been treated as a “non-routine” matter and thus your broker may not vote your shares with respect to this matter without your instructions.

By returning a signed Proxy Card by mail or by duly submitting a proxy by internet or telephone, you will confer discretionary authority on the named proxies to vote on any other business that shall properly come before the meeting or any adjournment or postponement thereof. Management knows of no other business to be transacted, but if any other matters do come before the meeting, the persons named as proxies or their substitutes will vote or act in their discretion with respect to such other matters.

Quorum and Votes Required

The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business.

The affirmative vote of a plurality of the votes cast at the meeting will be required for the election of directors (Proposal 1). The affirmative vote of a majority of the shares of Common Stock represented at the meeting in person or by proxy and entitled to vote is necessary to ratify the appointment of Deloitte & Touche LLP (Proposal 2), to approve, on an advisory basis, the compensation of our named executive officers (Proposal 3), to amend and restate the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 1,000,000,000 (Proposal 5), to approve the Company’s Amended and Restated Annual Performance-Based Incentive Plan for Executive Officers (Proposal 6), and to approve the stockholder proposal (Proposal 7). The affirmative vote of a majority of the shares of Common Stock represented at the meeting in person or by proxy and entitled to vote is necessary to approve, on an advisory basis, the frequency of the advisory vote on executive compensation (Proposal 4); however, if none of the alternatives receives a majority vote, the frequency selected by stockholders on an advisory basis will be determined by a plurality of votes. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, and will have no effect. With respect to Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, and Proposal 7, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted, and accordingly, an abstention will have the same effect as a vote cast against each of these proposals. Broker non-votes will have no effect on the outcome of the vote on a proposal.

How to Revoke or Change Your Vote

Any proxy may be changed or revoked at any time prior to the Annual Meeting by submitting a new proxy with a later date, by a later telephone or internet vote (subject to the telephone or internet voting deadline), by voting in person at the Annual Meeting or by submitting a revocation in writing to the Secretary of the Company. Written revocations to the Company Secretary must be received no later than 5:00 p.m., Pacific Time, on June 13, 2011, and directed to: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 14, 2011

The Proxy Statement, the Proxy Card, the Annual Report, and any amendments to the foregoing materials that are required to be furnished to stockholders, are available for review online at www.proxyvote.com.

As permitted by the Securities and Exchange Commission (the “SEC”), the Company is furnishing to stockholders its Notice of Annual Meeting, Proxy Statement, the Proxy Card and the Annual Report primarily over the internet. On or about April [ ● ], 2011, we mailed to each of our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials via the internet, and how to access the Proxy Card to vote on the internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the notice you will not receive a paper copy of the proxy materials unless you request one.

Stockholders of Record.  If your shares are registered in your own name, you may request paper copies of the proxy materials by following the instructions contained in the notice. Stockholders who have already made a permanent election to receive paper copies of the proxy materials will receive a full set of the proxy documents in the mail.

Beneficial Stockholders.  If your shares are not registered in your name, you should receive written instructions on how to request paper copies of the proxy materials from your bank or broker. We recommend that you contact your bank or broker if you do not receive these instructions.

How the Votes Will be Counted and Who Will Certify the Results

A representative of Broadridge Financial Solutions, Inc. (“Broadridge”) will act as the independent Inspector of Elections and will count the votes, determine whether a quorum is present, evaluate the validity of proxies and ballots, and certify the results. The final voting results will be reported by the Company on a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

Costs of Solicitation

Your proxy is being solicited by the Board of Directors on behalf of the Company and, as such, the Company will pay the costs of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers, employees or agents of the Company in person or by telephone, facsimile or other electronic means. We have retained Broadridge to assist us with the solicitation of proxies and will pay Broadridge approximately $140,000, plus out-of-pocket expenses, for these services. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our Common Stock.

Delivery of One Proxy Statement and Annual Report to a Single Household to Reduce Duplicate Mailings

Each year in connection with the annual meeting of stockholders, the Company is required to furnish to each stockholder of record a Notice of Internet Availability (or proxy materials in the case of stockholders who receive paper copies of proxy materials) and to arrange for a Notice of Internet Availability (or proxy materials) to be furnished to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because many stockholders hold shares of Common Stock in multiple accounts, this process may result in duplicate mailings of the Notice of Internet Availability (or proxy materials) to stockholders who share the same address. Stockholders can avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record.  If your shares are registered in your own name and you are interested in consenting to the delivery of a single Notice of Internet Availability (or copy of proxy materials other than proxy cards), go directly to the website at www.proxyvote.com and follow the instructions therein.

Beneficial Stockholders.  If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single Notice of Internet Availability (or copy of proxy materials other than proxy cards) if there are other stockholders who share an address with you. If you currently receive more than one copy of proxy materials at your household and would like to receive only one copy in the future, you should contact your nominee.

Right to Request Separate Copies.  If you consent to the delivery of a single Notice of Internet Availability (or copy of proxy materials) but later decide that you would prefer to receive a separate Notice of Internet Availability (or copy of proxy materials) for each account at your address, then please notify the Company (at the following address: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications), or your nominee, as applicable, and the Company or your nominee will promptly deliver such additional proxy materials. If you wish to receive a separate copy of the proxy materials for each account at your address in the future, you may contact Broadridge by calling toll-free 1-800-542-1061 or by writing to Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood NY, 11717.

[The remainder of this page is left blank intentionally.]

SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND PRINCIPAL STOCKHOLDERS

Shown below is certain information as of March 31, 2011 (except as otherwise described below) with respect to beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of shares of Common Stock by the only persons or entities known to the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, by the Named Executives, as defined under “Executive Compensation,” by our directors, and by all directors and executive officers of the Company as a group who held office as of the date of this Proxy Statement.

	Amount
	Beneficially		Percent of
Name and Address(1)	Owned(2)		Class(3)

Tracinda Corporation	131,173,744	(4)	26.85%
150 South Rodeo Drive, Suite 250 Beverly Hills, California 90212
Paulson & Co. Inc.	43,800,000	(5)	8.96%
1251 Avenue of the Americas New York, New York 10020
Infinity World (Cayman) L.P.	26,048,738	(6)	5.33%
Emirates Towers, Level 47 Sheikh Zayed Road Dubai, United Arab Emirates
James J. Murren	2,713,074	(7)(9)	(8)
Daniel J. D’Arrigo	229,972	(7)	(8)
Robert H. Baldwin	1,342,483	(7)	(8)
Corey I. Sanders	357,804	(7)	(8)
William J. Hornbuckle, IV	322,605	(7)	(8)
William A. Bible	5,000	(10)	(8)
Burton M. Cohen	19,697	(10)(11)	(8)
Willie D. Davis	125,396	(10)	(8)
Alexis M. Herman	79,800	(10)	(8)
Roland Hernandez	92,500	(10)(12)	(8)
Kirk Kerkorian	131,173,744	(13)	26.85%
Anthony Mandekic	55,000	(10)	(8)
Rose McKinney-James	62,980	(10)(14)	(8)
Daniel J. Taylor	49,000	(10)	(8)
Melvin B. Wolzinger	127,300	(10)(15)	(8)
All directors and executive officers as a group (24 persons)	137,470,222	(16)	27.80%

(1)	Unless otherwise indicated, the address for the persons listed above is 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

(2)	Except as otherwise indicated, and subject to applicable community property and similar laws, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(3)	For purposes of calculating the percentage of outstanding shares beneficially owned by any person or group identified in the table above, the number of shares outstanding with respect to each person or group was deemed to be the sum of the total shares outstanding as of March 31, 2011 and the total number of shares subject to stock options and stock appreciation rights exercisable as of March 31, 2011, and stock options, stock appreciation rights or restricted stock units that become exercisable or vest within 60 days thereafter held by such person or group. The number of shares of Common Stock outstanding as of March 31, 2011 was 488,581,951.

(4)	Based upon a Schedule 13D/A filed January 28, 2011 with the SEC by Tracinda Corporation (“Tracinda”), a Nevada corporation. Tracinda is wholly owned by Kirk Kerkorian.

(5)	Based upon a Schedule 13G filed February 15, 2011 with the SEC by Paulson & Co. Inc. According to this Schedule 13G, all of the securities are owned by various onshore and offshore investment funds and separate managed accounts, and Paulson & Co. Inc. disclaims beneficial ownership of such securities.

(6)	Based upon a Schedule 13D/A filed January 20, 2011 with the SEC by Infinity World (Cayman) L.P. and its affiliates.

(7)	Included in these amounts are 2,543,750 shares, 217,250 shares, 1,307,812 shares, 345,000 shares, and 310,000 shares underlying stock options and stock appreciation rights that are exercisable as of March 31, 2011, and stock options, stock appreciation rights or restricted stock units that become exercisable or vest within 60 days thereafter, held by Messrs. Murren, D’Arrigo, Baldwin, Sanders, and Hornbuckle, respectively. Mr. Baldwin disclaims beneficial ownership of 155,737 shares underlying such stock options which were the subject of a divorce decree.

(8)	Less than 1%.

(9)	Includes 22,870 shares held by a Grantor Retained Annuity Trust, of which Mr. Murren is Trustee, and 146,454 shares held by the Murren Family Trust, of which Mr. Murren is co-Trustee.

(10)	Included in these amounts are shares underlying options and stock appreciation rights that are exercisable as of March 31, 2011 or become exercisable within 60 days thereafter, held as follows:

Shares
Underlying
Options
Name	and SARs

Mr. Bible	5,000
Mr. Cohen	5,000
Mr. Davis	92,750
Ms. Herman	78,000
Mr. Hernandez	88,000
Mr. Mandekic	53,000
Ms. McKinney-James	62,000
Mr. Taylor	49,000
Mr. Wolzinger	88,000

(11)	Includes 14,697 shares held by the Burton M. Cohen Trust.

(12)	Includes 1,000 shares held by the Roland Hernandez SEP Retirement Account, of which Mr. Hernandez is the beneficiary, and 1,500 shares held by Mr. Hernandez’s children of which Mr. Hernandez disclaims beneficial ownership.

(13)	Shares are owned by Tracinda, which is wholly owned by Mr. Kerkorian. As of January 28, 2011, Tracinda owned approximately 26.9% of the outstanding Common Stock based upon a Schedule 13D/A filed January 28, 2011 with the SEC by Tracinda. All such shares are pledged as security.

(14)	Includes 880 shares held by the Energy Works Consulting LLC 401(k) Plan, of which Ms. McKinney-James is a beneficiary.

(15)	Includes 39,300 shares held by the Wolzinger Family Trust.

(16)	Included are 515,750 shares subject to stock options or stock appreciation rights exercisable as of March 31, 2011, and stock options, stock appreciation rights or restricted stock units that become exercisable or vest within 60 days thereafter held by non-employee directors and 668,468 shares underlying stock options and stock appreciation rights exercisable as of March 31, 2011, and stock options, stock appreciation rights or restricted stock units that become exercisable or vest within 60 days thereafter held by executive officers other than the Named Executives.

ELECTION OF DIRECTORS
Proposal No. 1

At the Annual Meeting, our stockholders are being asked to elect directors, each of whom shall serve until the next annual meeting of stockholders or until his or her respective successor shall have been elected and qualified, or until his or her earlier resignation or removal. All of the nominees were elected as directors at the last annual meeting of stockholders. One of our current directors, Mr. Kirk Kerkorian, will cease to be a director upon expiration of his current term. The Board intends to grant Mr. Kerkorian the status of Director Emeritus following the Annual Meeting, pursuant to the Director Emeritus policy found in our Corporate Governance Guidelines. After the expiration of Mr. Kerkorian’s current term as a director, the Board of Directors intends to fix the number of directors constituting the Board at 11. If any of the following nominees should be unavailable to serve as director, which contingency is not presently anticipated, it is the intention of the persons designated as proxies to select and cast their votes for the election of such other person or persons as the Board of Directors may designate.

The Board of Directors recommends a vote FOR the election of each of the nominees to the Board of Directors.

Information Concerning the Nominees

The Board seeks nominees who have substantial professional accomplishments and who are leaders in the companies or institutions with which they are affiliated. Nominees should be persons who are capable of applying independent judgment and undertaking analytical inquiries and who exhibit high integrity, practical wisdom and mature judgment. The Nominating/Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that will best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment, based on diverse experiences. The Nominating/Corporate Governance Committee, together with the Board, reviews on an annual basis the composition of the Board to determine whether the Board includes the right mix and balance of skill sets, financial acumen, general and special business experience and expertise, industry knowledge, diversity, leadership abilities, high ethical standards, independence, sound judgment, interpersonal skills, overall effectiveness and other desired qualities. Director candidates also must meet the approval of certain state regulatory authorities.

We identify and describe below the key experience, qualifications and skills, in addition to those discussed above, that the directors bring to the Board and that are important in light of the Company’s business.

•	Leadership experience. Directors with experience in significant leadership positions demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth. Thus, their service as top leaders at other organizations also benefits the Company.

•	Finance experience. An understanding of finance and financial reporting is important for our directors, as the Company measures its operating and strategic performance by reference to financial targets. As such, in addition to our directors who may qualify as audit committee financial experts, we expect all of our directors to be financially knowledgeable.

•	Industry experience. We seek to have directors with experience as executives, as directors or in other leadership positions in the resort and gaming industries in which we participate, particularly given the highly regulated nature of these industries.

•	Government experience. We seek directors with governmental experience, as our business is subject to extensive government regulation and the Company is directly affected by governmental actions. We therefore recognize the importance of working constructively with the local, state, federal and international governments.

•	Public company directorship experience. We seek directors with experience as directors of other public companies, as we believe these individuals will have been exposed to the various types of financial, governance and operational matters that companies such as ours consider from time to time.

The following table sets forth, for each nominee, his or her name, principal occupation for at least the past five years, age and certain other matters, in each case as of March 31, 2011 (except as otherwise described below). The respective experiences, qualifications and skills the Board considered in determining whether to recommend each director nominated for election are also included, immediately following such nominees’ individual biographies.

		First
		Became a
Name (age)	Principal Occupation and Other Directorships	Director

Robert H. Baldwin (60)	Chief Design and Construction Officer of the Company since August 2007. President of Project CC, LLC, the managing member of CityCenter Holdings, LLC, since March 2005, and President and Chief Executive Officer of Project CC, LLC since August 2007. Previously President and Chief Executive Officer of Mirage Resorts, Incorporated from June 2000 to August 2007. President and Chief Executive Officer of Bellagio, LLC or its predecessor from June 1996 to March 2005.	2000

	Director qualifications:

•   Leadership experience — former Chief Executive Officer of Bellagio, LLC and of Mirage Resorts, Incorporated, and current President and Chief Executive Officer of the CityCenter joint venture managing entity

	• Industry experience — has held chief executive officer and various other leadership positions in entities involved in the gaming and resort industry for many years
William A. Bible (66)	President of the Nevada Resort Association from 1999 to March 2010, prior to joining the Company’s Board of Directors. Director of the Las Vegas Monorail Company from 2007 to 2008. Chairman of the Nevada State Gaming Control Board from 1988 to 1998. Various positions as a state official overseeing financial matters from 1971 to 1988, including, after 1983, Director of Administration and Chief of the Budget Division (State Budget Director). Current or former director, officer or management trustee of a number of private businesses or trusts.	2010

	Director qualifications:
	• Finance experience — former state official overseeing financial matters
	• Industry experience — former president of a gaming and resort industry advocacy group
	• Government experience — chairman of Nevada gaming regulatory body for 10 years; various positions within the Nevada state government overseeing financial matters

	Mr. Bible is Chair of our Nominating/Corporate Governance Committee and a member of our Audit Committee and Executive Committee. Mr. Bible also acts as the Audit Committee’s liaison to the Compliance Committee of the Company and attends Compliance Committee meetings in this role.

		First
		Became a
Name (age)	Principal Occupation and Other Directorships	Director

Burton M. Cohen (87)	Former consultant for the hotel and gaming industry. Involved in the Las Vegas hotel and casino industry since 1966. Former president of various Las Vegas hotels, overseeing both the development and operations of several hotels. Additionally, past two-term president of the Nevada Resort Association and past board member of the Las Vegas Convention and Visitors Authority.	2010

	Director qualifications:
	• Leadership experience — former president of various hotels and casinos

•   Industry experience — involved in the Las Vegas hotel and casino industry for over 40 years; former president of a gaming and resort industry advocacy group; former board member of Las Vegas marketing organization

	Mr. Cohen is a member of our Nominating/Corporate Governance Committee and Diversity and Community Affairs Committee.
Willie D. Davis (76)	President and director of All-Pro Broadcasting, Inc., an AM and FM radio broadcasting company, for over 25 years. Director and member of the Audit Committee of Fidelity National Financial, Inc. Previously a director of Alliance Bancshares California, Checkers Drive-In Restaurants, Inc., Dow Chemical Company, Johnson Controls, Inc., Kmart Corp., Manpower Inc., Sara Lee Corp., Strong Financial Corp. and Wisconsin Energy Corp.	1989

	Director qualifications:
	• Leadership experience — president of a broadcasting company
	• Finance experience — audit committee member of a public national bank
	• Public company directorship experience — director and board committee member of a public national bank; formerly a board member of several public companies

	Mr. Davis is a member of our Compensation Committee, Nominating/Corporate Governance Committee, and Diversity and Community Affairs Committee.

		First
		Became a
Name (age)	Principal Occupation and Other Directorships	Director

Alexis M. Herman (63)	Chair and Chief Executive Officer of New Ventures LLC, a corporate consulting company, since 2001. Lead Director, Chair of the Governance and Nominating Committee, and member of the Audit Committee, Compensation Committee, and Executive Committee of Cummins Inc. Director and member of the Personnel Committee and Chair of the Corporate Governance Committee of Entergy Corp. Director and member of the Compensation Committee and Public Issues and Diversity Review Committee of The Coca-Cola Company. Serves as Chair of the Diversity & Inclusion Business Advisory Board of Sodexo, Inc. and as Chair of Toyota Motor Corporation’s North American Diversity Advisory Board. United States Secretary of Labor from 1997 to 2001. Member of the Board of Trustees of the National Urban League, a civil rights organization.	2002

	Director qualifications:
	• Leadership experience — Chief Executive Officer of a consulting firm; former United States Secretary of Labor; member of the Board of Trustees of a civil rights organization
	• Finance experience — member of the audit committee of a public company that designs, manufactures, sells and services diesel engines and related technology around the world
	• Government experience — former United States Secretary of Labor
	• Public company directorship experience — director and member of various board committees of several public companies; member of advisory boards to public companies

	Ms. Herman is Chair of our Diversity and Community Affairs Committee and a member of our Audit Committee and Executive Committee.
Roland Hernandez (53)	Director, officer or partner and owner of minority interests in privately-held companies engaged in real estate, investment, media and security services for more than the past five years. Director and member of the Audit Committee and Finance Committee of The Ryland Group, Inc. Lead Director, Chair of the Nominating & Governance Committee, and member of the Executive Committee and Audit Committee of Vail Resorts, Inc. Director of Lehman Brothers Holdings Inc. Director and member of the Nominating Committee of Sony Corporation. Director and Chairman of the Audit Committee of Wal-Mart Stores, Inc. from 1998 to June 2008. Formerly the Chairman and Chief Executive Officer of Telemundo Group, Inc.	2002

	Director qualifications:
	• Leadership experience — former Chairman and Chief Executive Officer of a Spanish-language television broadcast network

		First
		Became a
Name (age)	Principal Occupation and Other Directorships	Director

•   Finance experience — audit committee and finance committee member of a real estate/home construction company, and audit committee member of a mountain resort company; formerly chairman of the audit committee of an international retail company

	• Industry experience — director of a mountain resort company
	• Public company directorship experience — director and board committee member of several public companies

	Mr. Hernandez is our Lead Independent Director, Chair of our Audit Committee, and a member of our Diversity and Community Affairs Committee and Executive Committee.
Anthony Mandekic (69)	Employed by, and Secretary and Treasurer of, Tracinda since 1976. Director and member of the Compensation Committee of Delta Petroleum Corporation.	2006

	Director qualifications:
	• Finance experience — over 30 years of experience as Treasurer of Tracinda
	• Public company directorship experience — director and board committee member of a public oil and gas company

	Mr. Mandekic is Chair of our Compensation Committee and a member of our Nominating/Corporate Governance Committee, Diversity and Community Affairs Committee, and Executive Committee.
Rose McKinney-James (59)	Managing Principal of Energy Works Consulting LLC and McKinney James & Associates, providing consulting services regarding public affairs in the areas of energy, education, and environmental policy, in each case for more than the past five years. Director of Marketing and External Affairs of Nevada State Bank Public Finance since 2007. Director and Chair of the Board Governance and Nominating Committee and member of the Finance Committee of Employers Holdings, Inc. Director and member of the Audit Committee and chair of the CRA Committee of Toyota Financial Savings Bank. Serves on the Board of Directors of MGM Grand Detroit, LLC. Chairman of the Board of Directors of Nevada Partners and a director of The Energy Foundation. Formerly the President and Chief Executive Officer of the Corporation for Solar Technologies and Renewable Resources for five years. Former Commissioner with the Nevada Public Service Commission and former Director of the Nevada Department of Business and Industry.	2005

	Director qualifications:
	• Leadership experience — former President and CEO of a not-for-profit corporation focused on solar and renewable energy technologies; former leader of two Nevada state government agencies

		First
		Became a
Name (age)	Principal Occupation and Other Directorships	Director

	• Finance experience — finance committee member of a company that provides workers’ compensation insurance and services to small businesses
	• Industry experience — former director of Mandalay Resort Group prior to its acquisition by the Company
	• Government experience — former leader of two Nevada state government agencies
	• Public company directorship experience — director and board committee member of a company that provides workers’ compensation insurance and services to small businesses

	Ms. McKinney-James is a member of our Audit Committee and Compensation Committee.
James J. Murren (49)	Chairman and Chief Executive Officer of the Company since December 2008 and President since December 1999. Chief Operating Officer from August 2007 through December 2008. Prior to that, Chief Financial Officer from January 1998 to August 2007 and Treasurer from November 2001 to August 2007. Director and member of the Compensation Committee and the Nominating and Corporate Governance Committee of Delta Petroleum Corporation. Director of the Nevada Cancer Institute and the American Gaming Association. Prior to joining the Company, worked in the financial industry for over 10 years, serving as Managing Director and Co-Director of Research for Deutsche Morgan Grenfell and Director of Research and Managing Director for Deutsche Bank.	1998

	Director qualifications:

•   Leadership experience — Chairman and Chief Executive Officer of the Company; has held key executive positions with the Company for over 10 years; co-founder, current director and board committee member of a non-profit organization providing cancer research and care

•   Finance experience — former Chief Financial Officer and Treasurer of the Company; served as Managing Director and Co-Director of Research for Deutsche Morgan Grenfell and Director of Research and Managing Director for Deutsche Bank

	• Industry experience — involved in the Las Vegas hotel and casino industry for over 10 years; director of a gaming and resort industry advocacy group
	• Public company directorship experience — director and board committee member of a public oil and gas company

	Mr. Murren is Chairman of our Board and Chair of our Executive Committee.

		First
		Became a
Name (age)	Principal Occupation and Other Directorships	Director

Daniel J. Taylor (54)	Employed as an executive of Tracinda since 2007. President of Metro-Goldwyn-Mayer Inc. (“MGM Studios”) from April 2005 to January 2006 and Senior Executive Vice President and Chief Financial Officer of MGM Studios from June 1998 to April 2005. Director of Inforte Corp. from October 2005 to 2007. Chairman of the Board of Directors of Delta Petroleum Corporation since May 2009 (and a director since February 2008), and a member of the Audit Committee and Nominating and Corporate Governance Committee of such company.	2007

	Director qualifications:

•   Leadership experience — former president of a motion picture, television, home video, and theatrical production and distribution company; current chairman of the board of a public oil and gas company

	• Finance experience — former chief financial officer of a motion picture, television, home video, and theatrical production and distribution company
	• Public company directorship experience — director and board committee member of a public oil and gas company; former director of a management consulting company

	Mr. Taylor is a member of our Compensation Committee, Nominating/Corporate Governance Committee, and Executive Committee.
Melvin B. Wolzinger (90)	Former principal owner of various privately held restaurants and gaming establishments in Las Vegas. Former director and member of the Loan Committee of Colonial Bank. Member of the Board of Trustees of the University of Nevada Las Vegas Foundation.	2000

	Director qualifications:
	• Leadership experience — former owner of various restaurants and gaming establishments; member of the board of trustees of a university foundation; retired Lieutenant Colonel in the U.S. Air Force
	• Finance experience — former loan committee member of a national bank

•   Industry experience — long-time owner of Las Vegas restaurants and gaming establishments; received gaming license in 1946 prior to the formation of the Nevada Gaming Control Board; director of Mirage Resorts Incorporated or its predecessor from 1973-2000

	Mr. Wolzinger is a member of our Compensation Committee and Diversity and Community Affairs Committee.

In making the determination to nominate the above directors, the Board of Directors considered the service by Ms. Herman and Mr. Hernandez on other public company boards, as described in their biographies above, including Mr. Hernandez’s service on the board of directors of Lehman Brothers Holdings Inc. Generally, the Board believes that experience serving on other public company boards augments the Board’s effectiveness. The Board has determined that Mr. Hernandez’s and Ms. Herman’s other board service should not interfere with their ability to fulfill their commitment to serve on the Board of Directors of the Company.

Board Diversity

The Nominating/Corporate Governance Committee considers diversity when assessing the appropriateness of Board membership. Though diversity is not defined in the Corporate Governance Guidelines or in the Nominating/Corporate Governance Committee’s charter, each of which can be found under their respective captions at www.mgmresorts.com/corporategovernance, diversity is broadly interpreted by the Board to include viewpoints, background, experience, industry knowledge and geography, as well as more traditional characteristics of diversity, such as race and gender. We believe that our commitment to diversity is demonstrated by the current membership of our Board and the varied backgrounds and skill sets of our directors.

Stockholder Agreements

Company Stock Purchase and Support Agreement.  In August 2007, we entered into a Company Stock Purchase and Support Agreement, as amended in October 2007, with Infinity World Investments LLC, a Nevada limited liability company (“Infinity World”) and an indirect wholly owned subsidiary of Dubai World, a Dubai, United Arab Emirates government decree entity (“Dubai World”).

The agreement provides that, as long as Infinity World and its affiliates (collectively, the “Infinity World group”) beneficially own at least 5% of our outstanding Common Stock, whenever we propose to sell shares of our Common Stock or other securities of the Company exercisable for or convertible into Common Stock (except for shares or other securities issued under an employee benefit plan), we will grant a preemptive right (which may be transferred to an affiliate of Infinity World) to acquire that number of shares needed to maintain the percentage ownership of the Infinity World group as calculated at the time we propose to sell shares. Infinity World elected not to exercise this right in connection with both our October 2010 underwritten public offering of 40,900,000 shares of Common Stock and the issuance of an additional 6,135,000 shares of Common Stock pursuant to the underwriters’ over-allotment option, and our April 2010 offering of $1 billion in aggregate principal amount of 4.25% convertible senior notes and an over-allotment option of $150 million of additional aggregate principal amount of notes. In addition, under the agreement, Infinity World has agreed that the Infinity World group will not acquire beneficial ownership of more than 20% of our outstanding shares, subject to certain exceptions.

The agreement also provides that as long as the Infinity World group owns at least 5% of our outstanding Common Stock and the joint venture agreement contemplated under the agreement has not been terminated, Infinity World will have the right, subject to applicable regulatory approvals, to designate one nominee for election to our Board of Directors. If the Infinity World group beneficially owns at least 12% of our outstanding Common Stock, then Infinity World will have the right to designate a number of nominees for election to our Board of Directors equal to the product (rounded down to the nearest whole number) of (x) the percentage of outstanding shares owned by the Infinity World group multiplied by (y) the total number of directors then authorized to serve on our Board of Directors. Based upon a Schedule 13D/A filed January 20, 2011 with the SEC by the Infinity World group, it owned 26,048,738 shares of our Common Stock, or approximately 5.3% of the outstanding shares. Infinity World has not, as yet, designated a nominee for the Board of Directors. If Infinity World designates a nominee for election to our Board of Directors after the Annual Meeting, our Board of Directors will, in accordance with the agreement, increase the authorized number of directors, if needed, and appoint the nominee to serve on the Board until the next meeting of stockholders at which directors are to be elected.

Stockholder Support Agreement.  In August 2007, Infinity World also entered into a Stockholder Support Agreement with Tracinda. Under this agreement, Tracinda has agreed to vote its shares of our Common Stock in favor of Infinity World’s nominee(s) to the Board of Directors, subject to applicable regulatory approvals.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of the Company’s Common Stock, to file reports of ownership and changes of ownership with the SEC. The reporting officers, directors and 10% stockholders are also required to furnish the

Company with copies of all Section 16(a) forms that they file. Based solely upon a review of these filings and written representations from such directors, officers and 10% stockholders, we believe that all required Section 16(a) reports were timely filed during the fiscal year ended December 31, 2010, with the exception that one report covering one transaction was filed late by each of Rick Arpin, William A. Bible, Burton M. Cohen, Willie D. Davis, Kenny C. Guinn, Alexis M. Herman, Roland Hernandez, Anthony Mandekic, Rose McKinney-James, Daniel J. Taylor and Melvin B. Wolzinger.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board of Directors has adopted corporate governance guidelines for the Company (the “Corporate Governance Guidelines”) setting forth the general principles governing the conduct of the Company’s business and the role, functions, duties and responsibilities of the Board, including, but not limited to, such matters as (i) Board composition and membership criteria, (ii) compensation, (iii) director orientation and continuing education, (iv) Board committees, (v) Board leadership, (vi) director access to officers, employees and independent advisors, (vii) management succession and (viii) annual performance evaluations of the Board and its committees. The Company believes that these guidelines are in compliance with the listing standards adopted in 2003 by the NYSE. The Corporate Governance Guidelines are posted and maintained on the Company’s website at www.mgmresorts.com/corporategovernance under the caption “Corporate Governance Guidelines,” and a copy will be made available to any stockholder who requests it in writing to: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications.

Code of Conduct

The Board of Directors has adopted a Code of Business Conduct and Ethics and Conflict of Interest Policy (the “Code of Conduct”) that applies to all of the Company’s directors, officers and employees, including our chief executive officer, chief financial officer and chief accounting officer. The Code of Conduct also applies to all applicable contractors and other agents performing services for or conducting work on behalf of the Company. The Code of Conduct establishes policies and procedures that the Board believes promote the highest standards of integrity, compliance with the law and personal accountability. The Code of Conduct is posted on the Company’s website at www.mgmresorts.com/codeofconduct under the caption “Code of Business Conduct and Ethics and Conflict of Interest Policy.” A summary of amendments and waivers to the Code of Conduct, if any, is also posted at the same website location at www.mgmresorts.com/codeofconduct under the general heading “Governance Documents.” The Code of Conduct is made available to all of our employees in various formats. It is specifically provided to new directors, officers and key employees and is distributed annually to all of our directors, officers and key employees, each of whom is required to acknowledge its receipt and his or her understanding thereof and agreement to adhere to the principles contained therein. Additionally, the Company will provide a copy of the Code of Conduct, free of charge, to any stockholder who requests it in writing to: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications.

Director Independence

For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationships with the Company. The Board has established guidelines to assist in determining director independence, which conform to the independence requirements established by the NYSE’s listing standards. Using these guidelines, which are set forth in Section II of the Company’s Corporate Governance Guidelines, and considering information provided by each director and all facts and circumstances the Board deemed relevant, the Board has determined that Ms. Herman, Ms. McKinney-James and Messrs. Bible, Cohen, Davis, Hernandez, Kerkorian (who will cease to be a director upon expiration of his current term), Mandekic, Taylor, and Wolzinger, who constitute a majority of the Board, are independent within the meaning of the rules of the NYSE. The Board had also determined that Governor Kenny C. Guinn and Dr. Joseph H. Sugerman met the

standards of independence during the periods of their respective service on the Board. In making these determinations, the Board considered that Messrs. Mandekic, Murren and Taylor all serve on the Board of Directors of Delta Petroleum Corporation, with Messrs. Mandekic and Murren serving as members of its compensation committee, all three are designated as independent directors of that corporation by its board of directors, and there is no director interlock because none of the Company’s directors is an officer of Delta Petroleum Corporation.

All members of the Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee must be independent directors as defined in the Corporate Governance Guidelines. For the purposes of determining whether a director who is a member of the Audit Committee is independent, the Company applies additional independence standards, including those of the SEC set forth in Rule 10A-3 of the Exchange Act, and the corporate governance rules of the NYSE applicable to audit committee composition. The Board has determined that all members of the Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee are independent and satisfy the relevant Company, NYSE and SEC additional requirements for the members of such committees.

Information Regarding the Board and Board Committees

Board of Directors.  The Board of Directors currently consists of 12 directors. Governor Kenny C. Guinn, who served on the Board since 2007, passed away in July 2010. Dr. Joseph H. Sugerman resigned from the Board of Directors effective February 25, 2010. William A. Bible and Burton M. Cohen joined the Board on March 8, 2010 and April 13, 2010, respectively. Kirk Kerkorian, a current director, will cease to be a director upon expiration of his current term. The Board of Directors held 14 meetings during 2010. During 2010, each member of the Board of Directors except Mr. Kerkorian attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by the committees on which he or she served during the period of his or her service.

Directors are expected to attend each annual meeting of stockholders. All of the members of the Board of Directors attended last year’s annual meeting except Mr. Kerkorian.

Executive Committee.  The Executive Committee’s functions include, among other things, acting to approve routine but necessary matters between Board meetings and acting in areas requiring extraordinary or expeditious action when the entire Board cannot be convened. Actions of the Executive Committee are disclosed to the full Board no later than at the next meeting of the full Board. The current members of the Executive Committee are James J. Murren (Chair), William A. Bible, Alexis M. Herman, Roland Hernandez, Anthony Mandekic and Daniel J. Taylor. The Executive Committee held 2 meetings during 2010.

Audit Committee.  For a complete discussion of the functions of the Audit Committee, see “Corporate Governance — Audit Committee” below. The current members of the Audit Committee are Roland Hernandez (Chair), William A. Bible, Alexis M. Herman and Rose McKinney-James. The Audit Committee held 8 meetings during 2010.

Compensation Committee.  For a complete discussion of the functions of the Compensation Committee, see “Corporate Governance — Compensation Committee” below. The current members of the Compensation Committee are Anthony Mandekic (Chair), Willie D. Davis, Rose McKinney-James, Daniel J. Taylor and Melvin B. Wolzinger. The Compensation Committee held 12 meetings during 2010.

Nominating/Corporate Governance Committee.  For a complete discussion of the functions of the Nominating/Corporate Governance Committee, see “Corporate Governance — Nominating/Corporate Governance Committee” below. The current members of the Nominating/Corporate Governance Committee are William A. Bible (Chair), Burton M. Cohen, Willie D. Davis, Anthony Mandekic and Daniel J. Taylor. The Nominating/Corporate Governance Committee held 10 meetings during 2010. Mr. Bible replaced Governor Kenny C. Guinn as the Chairman of the Nominating/Corporate Governance Committee in July 2010.

Diversity and Community Affairs Committee.  The functions of the Diversity and Community Affairs Committee include, among other things, reviewing and monitoring the implementation of the Company’s diversity and philanthropy initiatives. The current members of the Diversity and Community Affairs Committee are Alexis

M. Herman (Chair), Burton M. Cohen, Willie D. Davis, Roland Hernandez, Anthony Mandekic and Melvin B. Wolzinger. The Diversity and Community Affairs Committee held 6 meetings during 2010.

Board Leadership Structure

Our Corporate Governance Guidelines provide that the roles of Chairman of the Board and Chief Executive Officer may be filled by the same or different individuals, which gives the Board the flexibility to determine whether these roles should be combined or separated based on the Company’s circumstances and needs at any given time. The Board has no formal policy regarding whether to combine or separate the position of Chairman and Chief Executive Officer, but generally believes that such decisions should be made in the context of succession planning. Currently, the Chief Executive Officer of the Company, James J. Murren, also serves as the Chairman of the Board. The Board believes that the Company and its stockholders are best served by having Mr. Murren act in both positions, as he is most familiar with our business and the challenges the Company faces in the current environment. Additionally, his experience and expertise make him best suited to set agendas (in consultation with the Lead Independent Director) for, and lead discussions of, strategic matters affecting the Company at this time. Further, our Corporate Governance Guidelines, policies and practices, combined with the strength of our independent directors and the role of the Lead Independent Director (discussed below), minimize any potential conflicts that may result from combining the roles of Chief Executive Officer and Chairman of the Board.

In early 2010, the Board replaced the role of Presiding Director with that of Lead Independent Director, elected Mr. Hernandez to serve in this position, and enumerated specific responsibilities of the Lead Independent Director. Among other things, the Lead Independent Director is responsible for convening, chairing and setting the agenda for non-management executive sessions, acting as a liaison between directors and management, consulting with the Chief Executive Officer and Chairman of the Board regarding the agenda of Board and Executive Committee meetings and, on behalf of and at the discretion of the Board, meeting with stockholders and speaking on behalf of the Board in circumstances where it is appropriate for the Board to have a voice distinct from that of management.

In accordance with the applicable rules of the NYSE, the Board of Directors schedules regular executive sessions of the non-management directors at which directors have an opportunity to meet outside the presence of management. The non-management directors also have the opportunity to convene in executive sessions at every meeting of the Board, in their discretion. Such sessions are chaired by Mr. Hernandez, as the Lead Independent Director. The Board of Directors has established a process for stockholders and other interested parties to communicate with the Lead Independent Director, which is set forth in “Stockholder and Interested Parties Communications with Directors” below.

Director Emeritus

The Board of Directors has adopted a policy in its Corporate Governance Guidelines for the designation of “Director Emeritus” in exceptional circumstances to recognize contributions of an unusually valuable nature to the Company by a former director. A Director Emeritus may be invited by the Board in its discretion to attend Board or committee meetings and may be asked to provide advice and counsel to the Board and members of the Company’s senior management team. However, a Director Emeritus may not vote on any business coming before the Board of Directors, nor shall he or she be counted as a member of the Board of Directors for the purpose of determining a quorum or for any other purpose. While the Board may determine to compensate a Director Emeritus for his or her advisory and consulting services and a Director Emeritus may be reimbursed for reasonable expenses incurred to attend Board and committee meetings, a Director Emeritus shall not be compensated for attendance at such meetings. A Director Emeritus shall not be deemed to be a member of the Board of Directors or a “director” as that term is used in the Company’s Amended and Restated Bylaws, this Proxy Statement, or otherwise.

Kirk Kerkorian, one of our current directors, will cease to be a director upon expiration of his current term. The Board intends to grant Mr. Kerkorian the status of Director Emeritus following the Annual Meeting. The Board believes that Mr. Kerkorian — the founder of the Company, a member of our Board of Directors since 1987, and an investor in the Las Vegas hotel and casino industry for over 50 years — should serve as Director Emeritus because of his vast experience in our industry and personal, in-depth knowledge of our Company, its history and our business.

Continuing Education for Directors

The Company is committed to ensuring that its directors remain informed with respect to best practices in corporate governance. Each Director is afforded the opportunity to meet with members of the senior management of the Company, visit the Company’s facilities and consult with independent advisors as necessary or appropriate. Directors are expected to undertake continuing education to properly perform their duties. In 2010, the Board of Directors and each of the Board committees participated in customized director education sessions that addressed relevant Dodd-Frank Act governance provisions, related SEC rule changes and fiduciary duties and shareholder relations and accountability in the changing business and regulatory environment. Directors were presented with materials on these subjects and engaged in discussions on each of the topics during these sessions.

Risk Oversight

Our Board of Directors has overall responsibility for overseeing the management of the most significant risks facing the Company. As part of its decision-making processes and meetings, our Board of Directors engages in regular discussions regarding risk related to the enterprise and management, focusing particularly on the areas of financial risk, regulatory and compliance risk and operational and strategic risk. Our management’s assessment of material risks facing the Company are presented by the Company’s officers and its legal counsel to the Board at our regularly scheduled Board meetings for the Board’s discussion and consideration in its oversight of the Company. When necessary, our Board convenes for special meetings to discuss important decisions facing the Company. The Board considers short-term and long-term risks when providing direction to the Company in connection with these important decisions, and risk planning is a central part of the calculus in all of the Board’s decision making.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also share in such responsibility. As part of their delegated areas of responsibility, each of the Board committees reviews and discusses in more detail specific risk topics under its area of responsibility consistent with its charter and such other responsibilities as may be delegated to them by the Board of Directors from time to time. In particular, the Audit Committee focuses on significant risk exposures faced by the Company, including general business risk, financial risk, internal controls, regulatory and compliance matters, and material litigation and potential disputes, and assesses the steps and processes management has implemented to monitor, control and/or minimize such exposures. In addition, the Compensation Committee reviews at least annually the Company’s compensation policies and practices for executives, management employees and employees generally as they relate to the Company’s risk management practices, including the incentives established for risk-taking and the manner in which risks arising out of the Company’s compensation policies and practices are monitored and mitigated and any adjustments of compensation policies and practices that should be made to address changes in the Company’s risk profile. Likewise, the Nominating/Corporate Governance Committee has the responsibility of reviewing the Company’s corporate governance practices, including Board composition and succession planning, and regularly assesses the Company’s preparation to address risks related to these areas as well as the other areas under its responsibility.

Audit Committee

The Audit Committee’s responsibilities are described in a written charter adopted by the Board of Directors. The charter is posted on the Company’s website at www.mgmresorts.com/auditcommittee under the caption “Audit Committee Charter,” and a copy will be made available, free of charge, to any stockholder who requests it in writing.

The current members of the Audit Committee are Roland Hernandez (Chair), William A. Bible, Alexis M. Herman and Rose McKinney-James. The Audit Committee is responsible for providing independent, objective oversight of the Company’s financial reporting system. Among its various activities, the Audit Committee reviews:

1.	the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements;

2.	the independence and performance of the Company’s internal auditors and independent registered public accounting firm; and

3.	the Company’s compliance with legal and regulatory requirements.

The Audit Committee also prepares the report that is required to be included in the Proxy Statement. In addition, the Audit Committee appoints the independent registered public accounting firm; reviews with such firm the plan, scope and results of the audit, and the fees for the services performed; and periodically reviews such firm’s performance and independence from management.

Under written guidelines adopted by the Board of Directors in connection with the Company’s Code of Conduct, the Audit Committee, or its designated member, is required to review reports of potential conflicts of interest involving directors and executive officers of the Company. With respect to such reports, it is the Audit Committee’s responsibility to determine whether a conflict exists and whether or not to waive the conflict. In determining whether a conflict of interest exists, the Audit Committee considers the materiality of the relationship between the third party and the Company pursuant to standards set forth in written guidelines. In determining whether a conflict of interest should be waived, the Audit Committee considers the effectiveness of any safeguards that may be implemented, the feasibility of the individual’s recusal in matters that affect the Company and the third party, and the materiality of lost services for the Company that may result from the recusal.

The Audit Committee meets regularly in open sessions with the Company’s management, independent registered public accounting firm and internal auditors. In addition, the Audit Committee meets regularly in closed executive sessions with the Company’s management, independent registered public accounting firm and internal auditors, and reports its findings to the Board of Directors.

The Board of Directors has determined that Mr. Hernandez, Mr. Bible, Ms. Herman and Ms. McKinney-James meet the current independence and experience requirements of the NYSE’s listing standards. The Board of Directors has determined that each of the members of the Audit Committee is “financially literate” and that Messrs. Hernandez and Bible each qualify as an “audit committee financial expert,” as defined in the NYSE’s listing standards and the SEC’s regulations. In addition, the Board of Directors has determined that the service of Mr. Hernandez on other audit committees, as described earlier in the description of his principal occupation and other directorships under “Election of Directors,” would not impair his ability to effectively serve on the Company’s Audit Committee. The Board of Directors will review such determination at its meeting following the Annual Meeting, when it makes committee assignments for the coming year.

Compensation Committee

The Compensation Committee operates under a written charter adopted by the Board of Directors. The charter is posted on the Company’s website at www.mgmresorts.com/compensationcommittee under the caption “Compensation Committee Charter,” and a copy will be made available, free of charge, to any stockholder who requests it in writing to: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications. The primary function of the Compensation Committee is to ensure that the compensation program for executives of the Company (i) is effective in attracting and retaining key officers, (ii) links pay to business strategy and performance, and (iii) is administered in a fair and equitable fashion in the stockholders’ interests. Among other things, the Compensation Committee recommends the executive compensation policy to the Board, determines compensation of executive officers of the Company, determines the performance criteria and bonuses to be granted pursuant to the Company’s Amended and Restated Annual Performance-Based Incentive Plan for Executive Officers and administers and approves the granting of share-based awards under the Company’s Amended and Restated 2005 Omnibus Incentive Plan. The Compensation Committee’s authority and oversight extends to total compensation, including base salaries, bonuses, share-based awards, and other forms of compensation. See “Executive and Director Compensation and Other Information — Compensation Discussion and Analysis” below.

The Compensation Committee also prepares the annual Compensation Committee report appearing in the Company’s Proxy Statement. In addition, the Compensation Committee reviews and discusses with management the proposed Compensation Discussion and Analysis disclosure and determines whether to recommend it to the Board for inclusion in the Company’s Proxy Statement.

The Compensation Committee has considered and evaluated risks associated with our compensation programs, including the implementation and management thereof. Additionally, the Compensation Committee has discussed risk management practices with the entire Board of Directors, as well as the Audit Committee and certain of the Company’s executive officers.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee operates under a written charter adopted by the Board of Directors. The charter is posted on the Company’s website at www.mgmresorts.com/nominatingcommittee under the caption “Nominating/Corporate Governance Committee Charter,” and a copy will be made available, free of charge, to any stockholder who requests it in writing to: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications.

The Nominating/Corporate Governance Committee’s responsibilities include the selection of director nominees to be recommended to the Board of Directors and the development and review of the Corporate Governance Guidelines. Among other things, the Nominating/Corporate Governance Committee also (i) develops and makes recommendations to the Board of Directors for specific criteria for selecting directors, (ii) reviews and makes recommendations to the Board of Directors with respect to membership on committees of the Board of Directors, other than the Nominating/Corporate Governance Committee, (iii) develops, reassesses and makes recommendations to the Board of Directors with respect to succession plans of the Chief Executive Officer and the Company’s other key executive officers, (iv) oversees the annual self-evaluations of the Board of Directors, and (v) oversees the orientation program for new directors and continuing education for directors.

In determining the criteria for Board membership, the Nominating/Corporate Governance Committee considers the appropriate skills and personal characteristics required in light of the then-current makeup of the Board and in the context of the perceived needs of the Company at the time, including, among other things, the following experience and personal attributes: leadership abilities; financial acumen; general and special business experience and expertise; industry knowledge; high ethical standards; independence; sound judgment; interpersonal skills; and overall effectiveness.

The Nominating/Corporate Governance Committee may receive recommendations for Board candidates from various sources, including the Company’s stockholders. In addition, the Nominating/Corporate Governance Committee may engage an independent executive search firm to assist in identifying qualified candidates. The Nominating/Corporate Governance Committee will review all recommended candidates in the same manner regardless of the source of the recommendation. Recommendations from stockholders should be in writing and addressed to: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications, and must include the proposed candidate’s name, address, age and qualifications together with the information required under federal securities laws and regulations. Such communication must be received in a timely manner and in accordance with the Company’s Amended and Restated Bylaws, and must include the recommending stockholder’s name, address, number of shares of Common Stock beneficially owned, and the length of time such shares have been held. See “Notice Concerning Stockholder Proposals and Nominations” below.

Stockholder and Interested Parties Communications with Directors

The Board of Directors has established a process for stockholders and other interested parties to communicate with members of the Board, the non-management directors as a group and the Lead Independent Director. All such communications should be in writing and should be addressed to the Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications. All inquiries are reviewed by the Corporate Secretary, who forwards to the Board, the non-management directors or the Lead Independent Director, as applicable, a summary of all such correspondence and copies of all communications that he determines are appropriate and consistent with the Company’s operations and policies. Matters relevant to other departments of the Company are directed to such departments with appropriate follow-up to ensure that appropriate inquiries are responded to in a timely manner. Matters relating to accounting, auditing and/or internal controls are referred to the Chair of the Audit Committee and included in the report to the Board, together with a report of any action taken to address the matter. The Board of Directors or the Audit Committee, as the case may be, may direct such further action deemed necessary or appropriate.

Compensation Committee Interlocks and Insider Participation

Messrs. Mandekic and Taylor are members of our Compensation Committee and employees of Tracinda, and certain transactions between the Company and Tracinda are further discussed below.

TRANSACTIONS WITH RELATED PERSONS

Description of Transactions

James J. Murren was a co-founder of, and currently serves as a director of, the Nevada Cancer Institute, a non-profit organization. Mr. Murren’s wife, Heather Hay Murren, was also a co-founder and served as the first Chairman of the Board of the Nevada Cancer Institute from its founding until June 2009. Mrs. Murren currently serves as a director of the Nevada Cancer Institute, along with Corey I. Sanders, our Chief Operating Officer, and William M. Scott IV, our Executive Vice President — Corporate Strategy and Special Counsel. For the year ended December 31, 2010, the Company made contributions of cash, goods and services to the Nevada Cancer Institute in the amount of $52,000, and the Nevada Cancer Institute purchased goods and services from the Company and its subsidiaries in the amount of $92,000. In addition, CityCenter, a joint venture between the Company and Infinity World Development Corp., a wholly-owned subsidiary of Dubai World, made contributions of goods and services to the Nevada Cancer Institute in the amount of $74,000, and the Nevada Cancer Institute purchased goods and services from CityCenter in the amount of $297,000.

Rose McKinney-James and Alan Feldman, our Senior Vice President — Public Affairs, serve as directors of the Smith Center for Performing Arts in Las Vegas, Nevada. In 2007, the Company pledged a $1,000,000 contribution to the Smith Center for Performing Arts, of which $380,000 had been paid as of December 31, 2010 and $620,000 is scheduled to be paid over the next four years. The Company made payments to the Smith Center for Performing Arts totaling $25,000 in 2010 under the multi-year pledge.

For the year ended December 31, 2010, Kirk Kerkorian, the sole stockholder of Tracinda, and Tracinda collectively paid the Company the aggregate amount of $127,000 for hotel and other related services provided by the Company.

For the year ended December 31, 2010, the Company incurred expenses in connection with the Company’s use of Tracinda’s aircraft for a total amount of $193,000 pursuant to a Lease Agreement. Additionally, for the year ended December 31, 2010, Tracinda paid the Company a total amount of $5,000 as reimbursement of permitted expenses pursuant to a Time Sharing Agreement in connection with Tracinda’s use of the Company’s aircraft.

In connection with Tracinda’s participation in the Company’s October 2010 underwritten public offering, Tracinda is required to reimburse the Company for its portion of the costs related to the equity issuance. As of April 2011, Tracinda has reimbursed the Company approximately $121,000 of such costs. The Company will bill additional costs to Tracinda in the event that additional reimbursable payments are made.

In connection with the sales of residential condominium units at CityCenter, certain of our directors, executive officers and our principal stockholder and/or their immediate family members have entered into purchase agreements and have paid deposits. The prices paid pursuant to these purchase agreements were consistent with prices charged to unrelated third parties. For the year ended December 31, 2010, CityCenter received payments related to the residential condominium units from Tracinda in the amount of $645,989 and from James J. Murren in the amount of $1,393,838. In addition, in 2010, John M. McManus, our Executive Vice President, General Counsel and Secretary, and a third party entered into an agreement with CityCenter to terminate the purchase of one such condominium with a total sales price of $2,494,000, entitling them to receive $124,700 of their deposit (50% of which was attributed to Mr. McManus) and forfeiting $374,100 of their deposit (50% of which was attributed to Mr. McManus); Alan Feldman, our Senior Vice President — Public Affairs, entered into an agreement with CityCenter to terminate the purchase of one such condominium with a total sales price of $796,000, entitling him to receive $39,800 of his deposit and forfeiting $119,400 of his deposit; and Rose McKinney-James entered into an agreement with CityCenter to terminate the purchase of one such condominium with a total sales price of $689,000, entitling her to receive $34,450 of her deposit and forfeiting $103,350 of her deposit.

Mandalay Resort Group, a subsidiary of the Company, entered into a time sharing agreement with James J. Murren in connection with his personal use of the Company’s aircraft. Under the time sharing agreement, Mr. Murren may lease the Company’s aircraft, including crew and flight services. See “Executive Compensation” for amounts reimbursed by Mr. Murren and for unreimbursed amounts that are considered perquisites.

Deborah Arpin, Vice President & CFO of a subsidiary of the Company, is a family member of Rick Arpin, an executive officer of the Company. For the year ended December 31, 2010, she earned total compensation of $401,980, which includes base salary, bonus, and the value of stock-based awards.

Review, Approval or Ratification of Transactions

Our Board has approved separate written guidelines under the Company’s Code of Conduct for the reporting, review and approval of potential conflicts of interest (the “Conflict of Interest Guidelines”). Each potential conflict of interest that is reportable under the Conflict of Interest Guidelines is reviewed internally on a case-by-case basis. Any such reportable potential conflict of interest involving a director or executive officer, any of their respective spouses, minor children or other dependents, must be reviewed by the Audit Committee, or a designated member thereof. Furthermore, all such reportable potential conflicts of interest involving other employees, or their respective spouses, minor children or other dependents, are reviewed by the Company’s internal legal department.

Because the Conflict of Interest Guidelines were designed to implement a procedure by which the Company can review and take action with respect to potential conflicts of interest, the criteria for determining which proposed transactions are reportable under the Conflict of Interest Guidelines are based on various factors designed to determine the materiality of such transaction with respect to the corresponding employee or director, including the size of the transaction or investment, the nature of the investment or transaction, the nature of the relationship between the third party and the Company, the nature of the relationship between the third party and the director or employee, and the net worth of the employee or director, and are not based on the threshold set forth in Item 404(a) of Regulation S-K. Furthermore, the Conflict of Interest Guidelines are not applicable to any stockholder of the Company who is not otherwise an employee or a director of the Company. Therefore, while certain transactions that are reportable under Item 404(a) of Regulation S-K might be reportable under the Conflict of Interest Guidelines, none of the transactions reported under the “Description of Transactions” sub-section above was reported or reviewed pursuant to the Conflict of Interest Guidelines.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, and management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The discussions with Deloitte & Touche LLP included the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T. The Audit Committee also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP their independence.

The Audit Committee also: (i) reviewed and discussed with management, the Company’s internal auditors and Deloitte & Touche LLP the Company’s internal control over its financial reporting process; (ii) monitored management’s review and analysis of the adequacy and effectiveness of those controls and processes; and (iii) reviewed and discussed with management and Deloitte & Touche LLP their respective assessment of the effectiveness and adequacy of the Company’s internal control over financial reporting.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2010 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the SEC.

ROLAND HERNANDEZ, Chair
WILLIAM A. BIBLE
ALEXIS M. HERMAN
ROSE MCKINNEY-JAMES

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the “Compensation Discussion and Analysis” included in this Proxy Statement with management. Based on the Compensation Committee’s review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

ANTHONY MANDEKIC, Chair
WILLIE D. DAVIS
ROSE MCKINNEY-JAMES
DANIEL J. TAYLOR
MELVIN B. WOLZINGER

The foregoing report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

EXECUTIVE AND DIRECTOR COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

The Compensation Committee’s primary objectives in setting compensation for executives are to attract talented and experienced executives and retain their services on a long-term basis; motivate the executives to achieve our annual and long-term strategic goals; align the interests of the executives with the interests of the Company and our stockholders; and encourage the executives to balance the management of long-term risks and long-term performance with yearly performance.

Key highlights of our executive compensation program include the following:

•	Performance objectives are set each year under our Amended and Restated Annual Performance-Based Incentive Plan for Executive Officers for awards of non-equity incentive compensation and under our Amended and Restated 2005 Omnibus Incentive Plan for vesting of restricted stock units awarded to officers of the Company, which objectives are based on a percentage of the Company’s EBITDA (as determined as described below).

•	Under our Amended and Restated 2005 Omnibus Incentive Plan, our Named Executives receive an allocation of 75% stock appreciation rights and 25% restricted stock units in order to focus our Named Executives on long-term stockholder value.

•	Equity-based compensation to our employees (including our executives) is granted primarily under a policy adopted by our Compensation Committee in 2008 that reduces unintended discrepancies in equity-based compensation and further aligns the interests of our executives with those of the stockholders by including a performance-based component with respect to equity-based awards to such executives.

•	In the future, other than tax gross-ups that are required to be paid under existing employment agreements and gross-ups of taxes associated with health plan coverage, the Compensation Committee does not intend to approve further tax gross-ups.

•	Awards made under our Amended and Restated Annual Performance-Based Incentive Plan for Executive Officers are subject to a clawback policy that mandates repayment in certain instances when there is a restatement of the Company’s financial statements for the fiscal year for which a bonus is paid.

•	Base salaries of our executive officers generally remain unaltered through the term of their employment agreements unless the executive’s role or responsibility materially changes.

•	Salary levels of our executive officers are set to assist the Company in retaining the services of our executive officers to develop and implement our strategic plans while also reflecting the minimum annual compensation that is appropriate based on each executive’s past and anticipated contributions to our business.

•	The Compensation Committee retains the right to reduce or eliminate any executive’s award under our Amended and Restated Annual Performance-Based Incentive Plan for Executive Officers in its sole and absolute discretion if it determines that such a reduction or elimination is appropriate with respect to the executive’s performance or any other factors material to the plan.

Roles in Establishing Compensation

Compensation Committee.  The Compensation Committee is responsible for establishing, implementing and reviewing the compensation program for our employees, including the executive officers. The compensation for our Named Executives is presented in the tables that follow this Compensation Discussion and Analysis, beginning with the “Summary Compensation Table.” Our “Named Executives” in any fiscal year are defined pursuant to SEC rules as any person who served as our Chief Executive Officer or Chief Financial Officer, our other three most highly compensated executive officers at the end of the last fiscal year, and up to two additional individuals who would have been Named Executives but for the fact that they were not serving as an executive officer at the end of that fiscal year. Accordingly, in 2010, our Named Executives were:

•	James J. Murren — Chairman of the Board, Chief Executive Officer and President

•	Daniel J. D’Arrigo — Executive Vice President, Chief Financial Officer and Treasurer

•	Robert H. Baldwin — Chief Design and Construction Officer

•	Corey I. Sanders — Chief Operating Officer

•	William J. Hornbuckle, IV — Chief Marketing Officer

The Compensation Committee, among other things, recommends the executive compensation policy to our Board of Directors, determines compensation of our executive officers, determines the performance criteria and incentive awards to be granted pursuant to our Amended and Restated Annual Performance-Based Incentive Plan for Executive Officers (the “Incentive Plan”) and administers and approves the granting of equity-based awards under our Amended and Restated 2005 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The Compensation Committee’s authority and oversight extends to total compensation, including base salaries, bonuses, non-equity incentive awards, equity-based awards and other forms of compensation.

Executive Officers.  In carrying out its functions, the Compensation Committee obtains recommendations from certain of our executive officers with respect to various elements of compensation, including, but not limited to, determining the employees to whom share-based awards are granted. The Compensation Committee consults with certain of the executive officers to obtain performance results, legal and regulatory guidance, and market and industry data that may be relevant in determining compensation. In addition, the Compensation Committee consults with the Chief Executive Officer regarding our performance goals and the performance of our executive officers. Furthermore, the Chief Executive Officer meets with the Chair of the Compensation Committee and our Lead Independent Director to discuss the Chief Executive Officer’s performance during the prior year, including with respect to strategic planning, geographical and market expansion, management of new operations, projects and investments, succession planning and interactions and working relations with the Board.

Other than in connection with negotiating their respective employment agreements and other than with respect to participation by our Chief Executive Officer in connection with determining the performance criteria for his annual bonus under our Incentive Plan, the executive officers do not participate in determining the amount and type of compensation they are paid. Instead, the Compensation Committee’s assessment of the individual performance of the executive officers is based primarily on the Compensation Committee’s independent observation and judgment of the responsibilities, duties, performance and leadership skills of the executive officers as well as the Company’s overall performance.

Outside Consultants.  The Compensation Committee periodically engages outside consultants on various compensation-related matters. The Compensation Committee has the authority to engage the services of independent legal counsel and consultants to assist the Committee in analyzing and reviewing the compensation policies, the elements of compensation, and the aggregate compensation to the executive officers. In 2010, the Compensation Committee engaged outside consultants as follows:

•	Deloitte & Touche LLP was engaged by the Compensation Committee to perform certain agreed upon procedures in connection with the Compensation Committee’s review of the achievement of the financial goals set pursuant to the Incentive Plan and the corresponding non-equity incentive awards payable to the Named Executives under such plan.

•	Frederic W. Cook & Co., Inc. (“FW Cook”), an independent compensation consultant that performs services only for the Compensation Committee, was engaged by the Compensation Committee to assist the Compensation Committee with various projects, including the design of the bonus targets under the Incentive Plan, the award of long-term equity incentives, and compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended.

Objectives of Our Compensation Program

The Compensation Committee’s primary objectives in setting total compensation and the elements of compensation for each of the Named Executives are to:

•	attract talented and experienced Named Executives and retain their services on a long-term basis;

•	motivate the Named Executives to achieve our annual and long-term strategic goals;

•	align the interests of the Named Executives with the interests of the Company and those of our stockholders; and

•	encourage the Named Executives to balance the management of long-term risks and long-term performance with yearly performance.

Certain Factors in Determining Compensation

Employment Agreements.  We have entered into employment agreements with each of our Named Executives, including new employment agreements with Mr. Baldwin, our Chief Design and Construction Officer, and Mr. Hornbuckle, our Chief Marketing Officer, effective December 13, 2010 and September 14, 2010, respectively. The Compensation Committee believes these agreements are necessary for the continued availability of the Named Executives in developing and implementing our strategic plans throughout the world. The employment agreements determine the annual base salaries, severance and other benefits for the Named Executives, as further described below.

Incentive Plan.  As further described below, the Compensation Committee adopts performance goals on an annual basis, including specific performance objectives, and establishes computation formulas or methods for determining each participant’s non-equity incentive award for that year under the Incentive Plan. Our Chief Executive Officer participates in determining the performance criteria for his annual bonus under the Incentive Plan. The Compensation Committee has no discretion to increase the amount of any participant’s award as determined by the formula, but even if the performance goals are met for any particular year, the Compensation Committee may reduce or eliminate any participant’s award if it determines, in its sole and absolute discretion, that such a reduction or elimination is appropriate with respect to the participant’s performance or any other factors material to the goals, purposes, and administration of the Incentive Plan. In December 2010, the Compensation Committee determined that it would not reduce or eliminate any of the participants’ awards for fiscal year 2010.

Impact of Tax Rules.  Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), disallows a tax deduction to public companies for compensation over $1 million paid to such company’s chief executive officer and its three other highest paid executive officers other than its chief financial officer. Qualifying performance-based compensation is not subject to the $1 million deduction limitation if certain requirements are met. The Compensation Committee has determined that a substantial portion of the potential compensation payable to Named Executives on an annual basis should be based on the achievement of performance-based targets or otherwise qualify as deductible under Section 162(m) of the Internal Revenue Code. Awards to these individuals under our Incentive Plan and certain annual grants of equity-based compensation they receive under our Omnibus Incentive Plan are intended to satisfy the requirements for qualifying performance-based compensation under Section 162(m) so that compensation paid pursuant to these awards and grants will be tax deductible. However, interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the control of the Compensation Committee can affect deductibility of compensation, and there can be no assurance that compensation paid to our executive officers who are covered by Section 162(m) will be deductible. In addition, the Compensation Committee reserves the right to use its judgment to authorize payment of compensation that may not be deductible when the Compensation Committee believes that such payments are appropriate and in the best interests of the Company, taking into consideration changing business conditions, the performance of its employees, and other relevant factors. In this regard, in 2010, the Compensation Committee approved discretionary cash bonuses to certain Named Executives, as discussed below.

Targeted Overall Compensation and Peer Group Review.  In order to assess whether the compensation awarded to our executive officers is fair and reasonable, the Compensation Committee periodically gathers and reviews data regarding the compensation practices and policies of other public companies in our industry. The peer group compensation data is reviewed as a check for the Compensation Committee to determine whether the compensation paid to our executive officers is generally competitive with that paid to the executive officers of our peer group companies. The Compensation Committee does not, however, annually adjust the compensation paid to our executive officers based on this information.

The relevant information for members of the peer group is gathered from publicly available proxy data, which data generally reflects only the compensation paid by these companies in years prior to their disclosure. When reviewing the compensation of the Named Executives of the peer group, the Compensation Committee compares the market overlap, results of operations, stockholders’ equity and market capitalization of the peer group with ours. In addition, the Compensation Committee also reviews the total compensation, as well as the amount and type of each element of such compensation, of the Named Executives of the peer group with duties and responsibilities comparable to those of our Named Executives. In 2010, the Compensation Committee reviewed the compensation data of the following companies:

•	Boyd Gaming Corporation

•	International Game Technology

•	Las Vegas Sands Corporation

•	Marriott International, Inc.

•	Starwood Hotels & Resorts Worldwide, Inc.

•	Wynn Resorts, Limited

Elements of Compensation

Base Annual Compensation.  The Named Executives’ employment agreements provide for annual base salaries as described under “Certain Factors in Determining Compensation — Employment Agreements” and “Summary Compensation Table,” and each Named Executive generally remains at the annual base salary under his applicable employment agreement for the term of the agreement unless his role or responsibilities materially change. In connection with finalizing the employment agreements (including any amendments to such agreements) with the Named Executives, including the terms of Mr. Baldwin’s and Mr. Hornbuckle’s new employment agreements, the Compensation Committee approved the annual base salaries set forth in such agreements that it believed would be required to retain the services of the Named Executives for the term of the employment agreements and to reflect the minimum annual compensation that is appropriate for each of them based on their past and anticipated contributions to our business. In 2010, Mr. D’Arrigo’s annual base salary was increased from $500,000 to $675,000, Mr. Baldwin’s annual base salary was increased from $1,500,000 to $1,650,000, Mr. Sanders’ annual base salary was increased from $700,000 to $800,000 (and will increase an additional $50,000 per year for the next two years), and Mr. Hornbuckle’s annual base salary was increased from $900,000 to $1,100,000, in each case because of the additional duties and responsibilities attendant to their positions and the value and importance of the service that they will provide in the future, and, in the case of Mr. Hornbuckle, $100,000 of his raise was due to an automatic salary increase contemplated by his former employment agreement.

Non-Equity Incentive Awards.  Non-equity incentive awards under the Incentive Plan, when appropriate, are determined by the Compensation Committee after the end of the fiscal year. Only an individual who (i) at any time during the taxable year served as the chief executive officer of the Company or acted in such capacity, or (ii) is among the four highest compensated executive officers of the Company, other than the chief executive officer, and is designated by the Compensation Committee may participate in the Incentive Plan. Note that if our stockholders approve the Amended and Restated Incentive Plan (see Proposal 6), eligible participants will include only those executive officers of the Company who are (i) officers among the Named Executives in the Company’s annual proxy statements, and (ii) employees of the Company who may become a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code and such other employees, in each case, as determined by the Compensation Committee in its discretion.

Within 90 days of the beginning of each calendar year, the Compensation Committee establishes performance goals, including specific performance objectives based on our financial performance targets approved by the Board and computation formulas or methods for determining each participant’s non-equity incentive award under the Incentive Plan for that year. For 2010, the Compensation Committee established performance objectives based on a percentage of “EBITDA,” as defined by the Compensation Committee and approved by the Board for this purpose. For 2010, EBITDA consisted of corporate consolidated EBITDA excluding extraordinary items of the Company, determined under Generally Accepted Accounting Principles (“GAAP”) and excluding the following nonrecurring items: (i) gains or losses from the sale of operating properties, (ii) EBITDA attributable to operations of assets for the period prior to their disposal, (iii) gains or losses on insurance proceeds related to asset claims, (iv) certain asset write-downs or write-ups, gains or losses from acquisition, sale, disposition or exchange of our debt securities, and (v) certain legal and advisory fees. For 2010, the Compensation Committee established the EBITDA target at $1,487,400,000, subject to potential downward adjustment in the case of certain discontinuances of operations (the “Performance Target”). The Compensation Committee further determined that, in order for any grant to be earned under the Incentive Plan, the minimum performance measure during 2010 must have been at least $1,041,180,000 (70% of the Performance Target). In the event that 70% of the Performance Target was achieved, the participants would have been eligible to receive 50% of their target award. Thereafter, the awards would have increased on a sliding scale basis so that if, for example, 85% of the Performance Target was achieved, the participants would have been eligible to receive 75% of their target award, and if 100% of the Performance Target was achieved, the participants would have been eligible to receive 100% of their target award. Between 100% and 120% of the Performance Target, the bonus would have increased proportionately up to a maximum amount equal to 150% of the target bonus so that, for example, if 110% of the Performance Target was achieved, the participants would have been eligible to receive 125% of their target award. The Compensation Committee set the target non-equity incentive awards under the Incentive Plan for 2010 as the following percentages of the participants’ applicable salaries at January 1, 2010: 200%, 75%, 150%, 100%, and 100% for Messrs. Murren, D’Arrigo, Baldwin, Sanders and Hornbuckle, respectively. Pursuant to the Incentive Plan, at or after the end of each calendar year, the Compensation Committee is required to certify in writing whether the pre-established performance goals and objectives were satisfied for that year. For 2010, the Compensation Committee performed this step in March 2011. In 2010, 72.8% of the Performance Target was achieved such that Messrs. Murren, D’Arrigo, Baldwin, Sanders and Hornbuckle each received 54.6% of their target awards.

For 2011, the Compensation Committee has determined that, in order for any annual non-equity incentive award to be earned under the Incentive Plan, the minimum EBITDA must be at least 70% of the targeted EBITDA for 2011, as approved by the Compensation Committee and the Board solely for the purposes of the Incentive Plan. For 2011, EBITDA calculated for purposes of the Incentive Plan will consist of corporate consolidated EBITDA excluding extraordinary items of the Company, determined under GAAP and excluding the following nonrecurring items: (i) gains or losses from the sale of operating properties, joint venture or partnership interests, and land; (ii) EBITDA attributable to operations of assets for the period prior to their disposal; (iii) gains or losses attributable to any consolidation of a joint venture or partnership in our financial statements; (iv) any write-down or write-up of the value of any portion of real estate or other capital assets or investments not disposed of; (v) gains or losses on insurance proceeds related to asset claims; (vi) gains or losses arising out of acquisitions, sales or dispositions, or exchanges of our debt securities; (vii) certain legal and advisory costs; (viii) gains from a potential initial public offering relating to our Macau joint venture; and (ix) EBITDA attributable to any entity acquired by us during 2011. The EBITDA target for purposes of the Incentive Plan will be adjusted downward in the case of certain discontinuances of operations and will also be adjusted accordingly if any entity currently accounted for under the equity method is subsequently accounted for on a consolidated basis. The Compensation Committee set the target non-equity incentive awards under the Incentive Plan for 2011 as the following percentages of the participants’ applicable salaries at January 1, 2011: 200%, 100%, 163.63%, 125%, and 125% for Messrs. Murren, D’Arrigo, Baldwin, Sanders and Hornbuckle, respectively. Awards payable under the Incentive Plan for 2011 will be determined on the same sliding scale basis described above with respect to awards paid under the Incentive Plan for 2010. In determining the minimum performance measure and the target non-equity incentive award for 2011, the Compensation Committee considered the EBITDA projected by management for 2011 in relation to the prior year’s performance, general economic conditions, the competitiveness of our executive compensation within the industry, and the anticipated value of the services to be provided by the participants. Based on the foregoing, the

Compensation Committee believed, at the time the target performance measure was set for 2011, that the target performance goals were attainable.

Prior to payment, awards determined under the Incentive Plan are subject to reduction or elimination in the sole discretion of the Compensation Committee. The awards described above under the Incentive Plan are also subject to repayment (or “clawback”) in the discretion of the Compensation Committee if there is a restatement of the Company’s financial statements for the fiscal year for which a bonus is paid, other than a restatement due to changes in accounting principles or applicable law, and the participant has received an “excess bonus” for the relevant fiscal year. An excess bonus generally equals the difference between the bonus paid to the participant and the payment or grant that would have been made based on the restated financial results. The Company intends to comply with the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and adopt a revised mandatory clawback policy that will require the Company, in the event of a restatement, to recover from current and former executives any incentive-based compensation, for the three years preceding the restatement, that would not have been awarded under the restated financial statements.

In addition, pursuant to his employment agreement, Mr. Murren is eligible to receive four equal cash awards of up to $4.25 million in the aggregate (each, an “Additional Cash Award” and collectively, the “Additional Cash Awards”) to be awarded pursuant to the Incentive Plan, with one of such Additional Cash Awards to become vested, subject to satisfaction of certain conditions, at the end of each of four six-month periods the first of which ended on September 30, 2009. Such Additional Cash Awards are in addition to any annual awards made to Mr. Murren under the Incentive Plan. In the event that any Additional Cash Awards vest and are earned, such Additional Cash Awards, unlike other awards made under the Incentive Plan, will not be subject to reduction at the discretion of the Compensation Committee. The Compensation Committee determined that, because the awards under the Incentive Plan may be reduced or eliminated at the discretion of the Compensation Committee, ensuring that a portion of Mr. Murren’s cash compensation that is dependent on our performance not be subject to reduction at the discretion of the Compensation Committee was important to assist the Company’s efforts in continuing to retain the services of Mr. Murren and to further align his interests with those of our other stockholders. Each of the Additional Cash Awards will be deemed vested and earned at the end of the corresponding six-month period if the EBITDA of the Company (determined as described above) for such six-month period is equal to or higher than $350,000,000, subject to Mr. Murren’s continued employment through the end of such six-month period. Any Additional Cash Award that does not become vested and earned upon the end of the corresponding six-month period (solely as a result of the failure to meet the EBITDA target) will be deemed vested and earned on any subsequent vesting date in the event that the average EBITDA for the six-month periods beginning on April 1, 2009 and ending on such subsequent vesting date is equal to or greater than such target EBITDA for the corresponding six-month period; provided, however, the foregoing is not applicable if Mr. Murren’s employment has been terminated by the Company for good cause or by Mr. Murren without good cause, in each case, on or prior to such subsequent vesting date. The Additional Cash Awards that were vested and earned prior to March 31, 2011 were paid in April 2011, and the Additional Cash Awards scheduled to vest and become earned on March 31, 2011 will, subject to certification by the Compensation Committee that the applicable goals have been achieved, be payable within 90 days thereafter. The Company achieved EBITDA (determined as described above) of $467,570,000 and $567,947,000 for the six-month periods ended March 31, 2010 and September 31, 2010, respectively. As a result, Mr. Murren earned the $1,062,500 Additional Cash Award that vested March 31, 2010 and the $1,062,500 Additional Cash Award that vested September 30, 2010.

In addition, the Compensation Committee has the ability to grant bonus awards outside of the Incentive Plan in the Compensation Committee’s discretion; however, any such bonus payments may not be entitled to the same beneficial tax treatment provided with respect to the non-equity incentive awards under the Incentive Plan. Discretionary bonuses may be awarded in any amount that the Compensation Committee deems appropriate. In March 2011, the Compensation Committee determined to recommend to the non-management members of the Board that discretionary bonuses be awarded to Messrs. D’Arrigo, Sanders and Hornbuckle. The non-management members of the Board subsequently determined to award discretionary bonuses in the amounts of $415,000, $300,000 and $340,000, respectively, in connection with such executives’ efforts in 2010 related to executing capital raising transactions and other corporate initiatives and their other superior efforts in their respective roles. The Compensation Committee also determined to recommend to the non-management members of the Board that a discretionary bonus of $750,000 be awarded to Mr. Murren. The non-management members of the Board subsequently determined to award such discretionary bonus to Mr. Murren, in connection with his superior leadership and efforts in 2010 related to our capital market transactions, amended credit facility, joint ventures, tax initiatives, legal matters, launch of our M Life loyalty program and various successful cost-saving and/or revenue-generating corporate initiatives.

Equity-Based Compensation.  The Compensation Committee grants equity-based compensation under the Omnibus Incentive Plan, which allows for the issuance of various forms of equity-based compensation, such as stock options, stock appreciation rights (“SARs”), restricted stock, and restricted stock units (“RSUs”). The Compensation Committee administers all aspects of the Omnibus Incentive Plan.

Equity-based compensation to our employees, including the Named Executives, is granted primarily under the equity-based compensation policy adopted by the Compensation Committee in October 2008 (the “Annual Program”). Prior to the adoption of the Annual Program, the Compensation Committee had granted equity-based awards in connection with milestone events, such as in connection with a new hire, employment contract renewal, significant promotions, and significant corporate transactions. The Compensation Committee adopted the Annual Program to reduce unintended discrepancies in equity-based compensation resulting from varying exercise prices of SARs and stock options depending on the year of issue, to provide similar vesting schedules for employees receiving the same type of awards during any given year, and to further align the interests of certain executives of the Company, including the Named Executives, with those of the stockholders by including a performance-based component with respect to equity-based awards to such executives.

The Compensation Committee has determined to issue both SARs and RSUs under the Annual Program. Each SAR entitles the recipient to receive upon exercise a payment in stock equal to the appreciation in the value of a share of Company stock from the date of issue to the date of exercise. Accordingly, the employee receives value from his or her SAR only if there is an increase in the value of a share. In contrast, each RSU entitles the holder to receive one share of Company stock at vesting. Thus, while an increase in the value of Company stock increases the value of each RSU, an RSU has value even if there is no increase in the value of a share; an RSU thus has value as a retention incentive even if there is no increase in stock price. The Compensation Committee has determined that a combination of both SARs and RSUs is the best design from an executive compensation perspective since this results in some retention incentive even when stock prices have not increased. As noted below, however, for more senior employees, 75% of the awards are in the form of SARs, in order to focus executive officers on long-term stockholder value. SARs and RSUs vest ratably over four years. This vesting schedule encourages holders of awards to balance our short-term performance with the management of our long-term risks and long-term performance.

In connection with the Annual Program, the Compensation Committee reserves on an annual basis a pool of equity awards comprised of SARs and RSUs based on a number of “SARs-equivalent” awards. With respect to employees with annual base salaries equal to or greater than $250,000, including the Named Executives, 75% of the SARs-equivalent awards were made in the form of SARs and 25% in the form of RSUs. With respect to employees with annual base salaries below $250,000, 50% of the SARs-equivalent awards will be made in the form of SARs and 50% in the form of RSUs.

The Compensation Committee established performance objectives as part of the vesting criteria for RSUs issued to certain officers. The Compensation Committee determined that, in order for any RSUs awarded to the officers of the Company in 2010 to vest ratably over four years, Company EBITDA for the six-month period ending on June 30, 2011 must be at least 50% of the targeted EBITDA as determined in the budget adopted by the Board of Directors for such period, excluding certain predetermined items. For this purpose EBITDA is computed in the same manner as under the Incentive Plan.

In determining the size of the awards to be awarded to employees, the Compensation Committee does not take into account an employee’s holdings of vested but unexercised awards, believing that calibrating future awards based on the holdings of previously vested but unexercised awards would create incentives for employees to exercise or sell shares subject to their prior grants. The Compensation Committee also does not take into account the value realized by an employee during a fiscal year from the exercise of equity awards granted during a prior year, believing that value realized by an employee from the exercise of any such equity award relates to services provided during the year of the grant or of vesting and not necessarily during the year of exercise.

In connection with the Annual Program, the Compensation Committee awarded equity-based compensation to the Named Executives in 2010 as follows:

•	RSUs to Messrs. Murren and D’Arrigo in the amount of 35,000 and 5,000, respectively.

•	SARs with an exercise price of $11.36 and in the amount of 262,500 and 37,500 to Messrs. Murren and D’Arrigo, respectively.

The Compensation Committee, in its discretion, may grant equity-based awards outside of the Annual Program in connection with a promotion or the approval of a new or revised employment agreement. In 2010, in connection with new employment agreements for Messrs. Baldwin and Hornbuckle, and Mr. Sanders’ promotion to Chief Operating Officer of the Company, Mr. Baldwin was awarded 750,000 SARs with an exercise price of $13.18, and Messrs. Sanders and Hornbuckle were awarded SARs with an exercise price of $11.36 in the amount of 100,000 and 75,000, respectively. The Compensation Committee determined that, in light of the responsibility that has been assumed and will continue to be assumed by Messrs. Baldwin, Sanders and Hornbuckle, a significant equity-based award in connection with their new employment agreements and/or promotions was necessary to sufficiently compensate such Named Executives, and to assist the Company in the continued retention of their services. The SARs generally vest over a period of four years, with 25% vesting each year if such Named Executive is employed on the vesting date (provided that each Named Executive may be entitled to certain termination and/or change of control vesting and exercise protections as specified in the applicable grant agreement and/or employment agreement), and expire seven years from the date of the grant. To date, none of these SARs has vested.

In connection with any award of stock options or SARs, the exercise price for such stock options or SARs is established as the closing price of our Common Stock on the NYSE on the day of the Compensation Committee meeting on which such award is approved. With respect to a grant of an equity award to a new employee, although the Compensation Committee may pre-approve the terms of employment — including the proposed equity compensation — offered to a potential new employee prior to the acceptance or commencement of the employment, such grant of stock options or SARs made in connection with such new employment is subject to approval by the Compensation Committee and, if approved, occurs at the next scheduled meeting of the Compensation Committee following the commencement of such employment, and the exercise price of stock options or SARs granted in connection with such employment is established as the closing price of our Common Stock on the NYSE on the date the Compensation Committee awards such grant. With respect to equity awards granted in connection with the approval by the Compensation Committee of a new or revised employment agreement, such grants are considered and, if approved, awarded at the regularly scheduled meeting of the Compensation Committee during which such employment agreement is approved. The Compensation Committee does not time the issuance or grant of any equity-based awards with the release of material, non-public information. In addition, we do not time the release of material non-public information for the purpose of affecting the value of equity awards.

Retirement Benefits.  As part of our overall benefits program, we have provided a traditional 401(k) plan as well as a nonqualified deferred compensation plan (the “DCP”), and in the past, a supplemental executive retirement plan (the “SERP”). These programs have been designed to provide a measure of long-term security to the participants and to provide an additional incentive for the participants to remain with us.

In December 2007, the Compensation Committee determined that, commencing January 1, 2008, no new persons would be added as participants in the SERP. In November 2008, as part of our ongoing cost savings measures, the Compensation Committee approved amendments to the DCP and SERP which suspended our matching contributions to the DCP for periods after January 1, 2009 and our contributions to the SERP for periods after October 1, 2008. In addition, we terminated certain predecessor DCP and SERP plans during 2008, prompting the Company to make certain payments to participants in 2008. The amendments allowed participants to make one-time elections to receive, without penalty, all or a portion of their vested account balances under such plans in a lump sum payment within 60 days of January 1, 2009, consistent with certain transitional relief provided by the Internal Revenue Service pursuant to rules governing nonqualified deferred compensation. No Company contributions have been made to either the DCP or the SERP since 2008, and none of the Named Executives are current participants in the SERP.

The Company has a retirement savings plan under Section 401(k) of the Internal Revenue Code for eligible employees. The plan allows employees, including our Named Executives, to defer, within prescribed limits, up to 30% (increasing to 75% beginning on January 1, 2011) of their income on a pre-tax basis through contributions to the plans. The 401(k) match was suspended for all participants in 2009. However, we reinstated a more limited 401(k) Company contribution in 2011 and will continue to monitor the plan contributions as the economy changes.

We also maintain the DCP for certain key employees. The DCP allows participants to defer up to 50% their salary or 75% of their non-equity incentive awards on a pre-tax basis and accumulate tax-deferred earnings on their accounts. Until January 1, 2009, we matched up to 4% of the participants’ base salary, less any Company contribution to the participants’ 401(k) account, which contribution vests ratably over a 3-year period. The contributions made by participants vest immediately. All of the Named Executives except Mr. Baldwin are current participants in the DCP.

Perquisites and Other Benefits.  As an owner and operator of full-service hotels, we are able from time to time to provide perquisites relating to hotel and related services, including security and in-town transportation, to the Named Executives at little or no additional cost to us. We currently provide access to the fitness facilities located in the hotel in which a Named Executive’s office is located. In addition, for our convenience and the convenience of our executive officers, we provide complimentary meals for business purposes at our restaurants to the Named Executives. As shown below in the Summary Compensation Table, the Company also provides tax gross-ups to certain of its Named Executives. Going forward, other than tax gross-ups that are required to be paid under existing employment agreements and gross-ups of taxes associated with health plan coverage, the Compensation Committee does not intend to approve any further tax gross-ups.

Pursuant to their employment agreements and subject to certain conditions, Messrs. Murren and Baldwin are permitted to use the aircraft owned by us for business purposes. Additionally, Mr. Murren may request the personal use of such aircraft; however, the Company is not obligated to make the aircraft available for more than two personal round trips in any calendar year, subject to certain conditions and the aircraft’s availability. For the year ended December 31, 2010, the Company invoiced Mr. Murren a total amount of $66,921 in connection with 24 of Mr. Murren’s personal flights, which amount represents a portion of the costs associated with such flights and was reimbursed by Mr. Murren pursuant to a time sharing agreement. In 2010, the unreimbursed portion of the aggregate incremental costs associated with Mr. Murren’s personal use of the Company’s aircraft was $374,514 and $24,551 was imputed to his income. Additionally, in connection with Mr. Sanders’ personal use of the Company’s aircraft, in 2010, the incremental costs associated with Mr. Sanders’ use of the Company’s aircraft was $5,434 and $523 was imputed to his income.

In addition, the aggregate amount of premiums paid for group life insurance, short term disability insurance, long term disability insurance, business travel insurance, and health plan coverage and associated taxes on behalf of Messrs. Murren, D’Arrigo, Baldwin, Sanders, and Hornbuckle in 2010 was $108,673, $26,443, $24,660, $16,830, and $33,893, respectively. Further, pursuant to his employment agreement, Mr. Murren will receive an annual $100,000 payment to be applied to his life insurance premiums or such other use as he determines.

In 2010, the Company also paid legal fees equal to $36,319 on behalf of Mr. Baldwin in conjunction with the negotiation of his employment agreement with the Company.

Severance Benefits and Change of Control.  In order to assist us in retaining the services of the executive officers, we have agreed to provide them with severance benefits in the event that their employment is terminated by the Company for other than good cause, by the executives for good cause, by the Company as a result of death or disability or in the event of or in connection with a change of control (each scenario as defined in their respective employment agreements). The Compensation Committee believes the services of the Named Executives are extremely marketable, and that in retaining their services it is therefore necessary to provide assurances to the Named Executives that we will not terminate their employment without cause unless we provide a certain level of severance benefits. When determining the level of the severance benefits to be offered in the employment agreements, the Compensation Committee also considered the period of time it would normally require an executive officer to find comparable employment. The details of the specific severance benefits available under various termination or change of control scenarios for the Named Executives are discussed in the “Potential

Payments upon Termination or Change in Control” section below, along with an estimate of the amounts to be paid to each Named Executive under each scenario.

Summary Compensation Table

The following table summarizes the compensation of the Named Executives for the years ended December 31, 2010, 2009 and 2008.

							Change in
					Stock		Pension Value
					Appreciation		and
					Rights and	Non-Equity	Nonqualified
				Stock	Option	Incentive Plan	Deferred	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation
Name and Title	Year	(A)	(B)	(C)	(D)	(E)	Earnings	(F)	Total

James J. Murren	2010	$2,000,000	$750,000	$397,600	$1,732,605	$4,310,424	$—	$585,274	$9,775,903
Chairman, Chief Executive	2009	2,038,462	500,000	—	7,094,400	3,455,368	—	664,213	13,752,443
Officer, President and Director	2008	1,500,000	—	356,250	1,771,144	—	—	442,039	4,069,433
Daniel J. D’Arrigo	2010	$629,808	$415,000	$56,800	$247,515	$204,884	$—	$26,443	$1,580,450
Executive Vice President,	2009	500,000	475,000	50,776	238,405	—	—	37,395	1,301,576
Chief Financial Officer and Treasurer	2008	500,000	—	57,000	283,383	—	—	116,531	956,914
Robert H. Baldwin	2010	$1,648,187	$1,500,000	$—	$5,745,000	$1,229,301	$—	$60,979	$10,183,467
Chief Design and	2009	1,500,000	—	288,500	1,354,575	1,914,294	—	75,477	5,132,846
Construction Officer and Director	2008	1,500,000	—	356,250	1,771,144	—	—	460,888	4,088,282
Corey I. Sanders	2010	$729,176	$300,000	$—	$660,040	$382,449	$—	$22,264	$2,093,929
Chief Operating Officer
William J. Hornbuckle, IV	2010	$1,003,736	$340,000	$—	$495,030	$491,720	$—	$33,893	$2,364,379
Chief Marketing Officer

(A)	On April 6, 2009, we entered into a new employment agreement with Mr. Murren that provides for a term through April 7, 2013 and an annual base salary of $2,000,000. Pursuant to the new employment agreement, Mr. Murren’s new annual base salary retroactively became effective as of December 1, 2008, and in April 2009 the Company paid Mr. Murren a lump sum of approximately $192,300 to reflect the retroactive increase in base salary from December 1, 2008 to April 6, 2009. $38,462, representing the portion of the lump sum payment attributable to the December 2008 retroactive increase, is included in Mr. Murren’s 2009 salary reflected above. Mr. Murren’s previous employment agreement, which was entered into on September 16, 2005, provided for a term through January 4, 2010 and an annual base salary of $1,500,000. On September 10, 2007, we entered into an employment agreement with Mr. D’Arrigo, which we amended on December 31, 2008. Mr. D’Arrigo’s employment agreement provides for a term through September 10, 2011 (with successive three-month automatic renewals, unless the agreement is otherwise terminated), an annual base salary of $500,000, and an annual bonus of up to 100% of annual base salary. In June 2010, Mr. D’Arrigo’s base salary was increased to $675,000. Effective December 13, 2010, we entered into a new employment agreement with Mr. Baldwin that provides for a term through December 13, 2014 and an annual base salary of $1,650,000. Pursuant to the new employment agreement, Mr. Baldwin’s new annual base salary retroactively became effective as of January 5, 2010, and in December 2010, the Company paid Mr. Baldwin a lump sum of approximately $140,770 to reflect the retroactive increase in base salary from January 5, 2010 to December 13, 2010, which is included in Mr. Baldwin’s 2010 salary reflected above. Mr. Baldwin’s previous employment agreement, which was entered into on September 16, 2005 and amended on December 31, 2008, provided for a term through January 4, 2010 (with successive three-month automatic renewals, unless the agreement was otherwise terminated) and an annual base salary of $1,500,000. We do not provide additional director compensation to officers who serve on the Board of Directors; therefore, the amounts reflected in this table do not represent additional compensation for services by Messrs. Murren and Baldwin as directors. On August 3, 2009, we entered into an employment agreement with Mr. Sanders that provides for a term through August 4, 2013 (with successive three-month automatic renewals, unless the agreement is otherwise terminated) and an annual base salary of $700,000. In September 2010, in connection with Mr. Sanders’ promotion to Chief Operating Officer of the Company, our Compensation Committee approved an increase to Mr. Sanders’ annual base salary on a sliding scale, to $800,000 in the first year, $850,000 in the second year, and $900,000 in the third year. On September 14, 2010, we entered into a new employment agreement with Mr. Hornbuckle that replaces his prior agreement and provides for a term through September 13, 2013 (with successive three-month automatic renewals, unless the agreement is otherwise terminated) and an annual base salary of $1,100,000. Mr. Hornbuckle’s previous employment agreement, which was entered into on February 4, 2008 and effective as of April 2, 2008, and amended on January 1, 2009, provided for a term through April 1, 2012 and an annual base salary of $800,000 in the first year, $900,000 in the second year, and $1,000,000 in the third and fourth years. For Messrs. D’Arrigo, Baldwin, Sanders and Hornbuckle, the amounts in this column do not reflect their full salaries at the end of 2010 because their respective salary increases became effective at times during 2010 and not at January 1, 2010.

(B)	In 2011, in respect of their service in 2010, Messrs. Murren, D’Arrigo, Sanders and Hornbuckle received discretionary bonuses of $750,000, $415,000, $300,000 and $340,000, respectively; these bonuses are reported in the table as 2010 compensation. Pursuant to his new employment agreement, Mr. Baldwin was paid an additional cash bonus of $1,500,000 in 2010 for the completion of the CityCenter project, which is reported in the table as 2010 compensation. In 2010, in respect of their service in 2009, Messrs. Murren, D’Arrigo, and Sanders received discretionary bonuses of $500,000, $225,000, and $125,000, respectively; these bonuses are reported in the table as 2009 compensation where applicable.

(C)	RSUs were granted to Messrs. Murren and D’Arrigo in 2010. The awards will be cancelled if certain performance criteria are not met during the 6 month period beginning January 1, 2011. At the grant date, we believed that it was probable that the performance criteria would be met and that each individual will remain employed through the date the grant would become fully vested by its terms, and accordingly, the full value of awards granted has been included. A detailed list of RSUs previously awarded to the Named Executives and still outstanding is shown in the table below under “Outstanding Equity Awards at Fiscal-Year-End.”

(D)	SARs were granted to all the Named Executives in 2010. A detailed list of stock options and SARs previously awarded to the Named Executives and still outstanding is shown in the table below under “Outstanding Equity Awards at Fiscal Year-End.” The amounts reflected in the table represent the grant date fair value computed in accordance with FASB ASC 718. These awards were valued using the Black-Scholes Model with assumptions as described in Note 12 to the Company’s consolidated financial statements, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed on February 28, 2011.

(E)	All of our Named Executives were eligible to participate in the Incentive Plan in 2010. The Incentive Plan provides for payments to be made at the Compensation Committee’s discretion if the Company achieves a certain level of a defined performance measure, generally based on EBITDA adjusted for certain items. Based on results related to the target EBITDA, Messrs. Murren, D’Arrigo, Baldwin, Sanders and Hornbuckle were awarded $2,185,424, $204,884, $1,229,301, $382,449 and $491,720, respectively, under the Incentive Plan. See “Compensation Discussion and Analysis” for a further discussion of the Incentive Plan. See also the “Grants of Plan-Based Awards” table for information about the performance-based grants under the Incentive Plan in 2010. The $1,062,500 Additional Cash Award that vested March 31, 2010 and the $1,062,500 Additional Cash Award that vested September 30, 2010 are also reflected in this column for Mr. Murren.

(F)	All other compensation for 2010 is composed of the following:

	Personal	Insurance
	Use of	Premiums
	Company	and	Other	Total Other
Name	Aircraft(1)	Benefits(2)	Perquisites(3)	Compensation

Mr. Murren	$374,514	$108,673	$102,087	$585,274
Mr. D’Arrigo	—	26,443	—	26,443
Mr. Baldwin	—	24,660	36,319	60,979
Mr. Sanders	5,434	16,830	—	22,264
Mr. Hornbuckle	—	33,893	—	33,893

(1)	The amounts in this column represent the value of personal use of Company aircraft, which was determined based on the aggregate incremental cost to us of $374,514 and $5,434 for Messrs. Murren and Sanders, respectively. Aggregate incremental cost for all years shown was calculated based on average variable operating cost per flight hour multiplied by flight hours for each Named Executive, less any amounts reimbursed by such Named Executive. The average variable operating cost per hour was calculated based on aggregate variable costs for each year, including fuel, engine reserves, trip-related repair and maintenance costs, travel expenses for flight crew, landing costs, related catering and miscellaneous handling charges, divided by the aggregate hours flown. Fixed costs, such as flight crew salaries, wages and other employment costs, training, certain maintenance and inspections, depreciation, hangar rent, utilities, insurance and taxes, are not included in aggregate incremental cost since these expenses are incurred by us irrespective of personal use of aircraft. The amount shown in the table for Mr. Murren reflects a reduction in the amount of $66,921 for his partial reimbursement to the Company for the incremental cost of his personal flights.

(2)	The amounts in this column represent premiums and expense for group life insurance, short term disability insurance, long term disability insurance, business travel insurance, and health plan coverage, including gross-ups of associated taxes ($774, $98, $364 and $438 for Messrs. Murren, D’Arrigo, Baldwin and Hornbuckle, respectively), and premiums for long term disability insurance for the benefit of the Named Executives.

(3)	In 2010, Mr. Murren received $100,000 to be applied to his life insurance premiums or such other uses as he determines. Also included in this column for Mr. Murren is $2,087 for in-town transportation expenses relating to the security protocol the Company provides for him. In 2010, Mr. Baldwin received $36,319 in legal services provided in connection with the negotiation of his employment agreement. As an owner and operator of full-service hotels, we are able to provide many perquisites relating to hotel and hotel-related services to the Named Executives at little or no additional cost to us. In no case did the value of such perquisites, computed based on the incremental cost to us, exceed $10,000 per individual in 2010.

Grants of Plan-Based Awards

The table below sets forth certain information regarding plan-based awards granted during 2010 to the Named Executives.

								All Other	All Other
								Stock	Option/SAR
					Estimated Number of			Awards:	Awards:		Grant Date
					Shares For Future			Number of	Number of	Exercise	Fair Value
		Estimated Future Payouts Under			Payouts Under Equity			Shares of	Securities	Price of	of Stock
		Non-Equity Incentive Plan Awards (A)			Incentive Plan Awards(B)			Stock or	Underlying	Option/SAR	Option/SAR
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards(C)

James J. Murren	N/A	$2,000,000	$4,000,000	$6,000,000
	10/4/2010				—	35,000	—	—	262,500	$11.36	$1,732,605
Daniel J. D’Arrigo	N/A	187,500	375,000	562,500
	10/4/2010				—	5,000	—	—	37,500	11.36	247,515
Robert H. Baldwin	N/A	1,125,000	2,250,000	3,375,000
	12/13/2010				—	—	—	—	750,000	13.18	5,745,000
Corey I. Sanders	N/A	350,000	700,000	1,050,000
	10/4/2010				—	—	—	—	100,000	11.36	660,040
William J. Hornbuckle, IV	N/A	450,000	900,000	1,350,000
	10/4/2010				—	—	—	—	75,000	11.36	495,030

(A)	The Compensation Committee approved the criteria for determining 2010 payouts under and the participants in the Incentive Plan in March 2010. Awards could be made if we achieved a minimum level of EBITDA, defined generally as consolidated EBITDA, excluding extraordinary items determined under GAAP, write-downs of long-lived assets, gains or losses from the sale of operating properties, EBITDA from operations of assets for the period prior to disposal, gains or losses on insurance proceeds relating to asset claims, gains or losses arising out of the acquisition, disposition, or exchanges of debt securities, or legal and advisory costs. The Compensation Committee set the target non-equity incentive awards under the Incentive Plan for 2010 as the following percentages of the participant’s salaries at January 1, 2010: 200%, 75%, 150%, 100%, and 100% for Messrs. Murren, D’Arrigo, Baldwin, Sanders and Hornbuckle, respectively. For 2010, the target EBITDA was set at $1,487,400,000 and actual EBITDA had to be at least 70% of target EBITDA or no bonus would have been payable. If actual EBITDA was 70% of target EBITDA, participants would be eligible to receive 50% of their target bonus. Thereafter, awards increase on a sliding scale up to a maximum amount of 150% of their target bonus. See “Compensation Discussion and Analysis — Elements of Compensation — Non-Equity Incentive Awards” for target amounts defined in the Incentive Plan. The Compensation Committee retains full discretion to reduce or eliminate a payment under the Incentive Plan, even if the threshold or target amounts set pursuant to the Incentive Plan are achieved.

(B)	For the RSU awards to vest ratably over four years, our pre-tax income for the six months ending on June 30, 2011 must be at least 50% of the targeted EBITDA as determined in the budget adopted by the Board of Directors for such period, excluding certain predetermined items. There are no thresholds or maximums (or equivalent items).

(C)	Represents the fair value of the SARs granted on their respective grant dates. The fair value is calculated in accordance with FASB ASC 718 using the Black-Scholes valuation model. For additional information, refer to Note 12 of the Company’s consolidated financial statements, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed on February 28, 2011. There can be no assurance that these amounts will correspond to the actual value that will be recognized by the Named Executives.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth certain information regarding outstanding equity awards of the Named Executives at December 31, 2010.

	Option Awards					Stock Awards
								Equity
								Incentive
								Plan
								Awards:
								Number of
								Unearned
	Number of		Number of				Market	Shares,	Equity Incentive
	Securities		Securities			Number of	Value of	Units or	Plan Awards:
	Underlying		Underlying			Shares or	Shares or	other	Market or Payout
	Unexercised		Unexercised	Option/	Option/	Units of Stock	Units of	Rights	Value of Unearned
	Options/		Options/SARS	SAR	SAR	that Have	Stock	That Have Not	Shares, units or
	SARS		Unexercisable	Exercise	Expiration	Not Vested	that Have Not	Vested	Other Rights That
Name	Exercisable		(A)	Price	Date	(B)	Vested	(B)	Have Not Vested

James J. Murren	600,000	(1)	—	$34.05	5/3/2012
	100,000	(1)	—	34.36	5/10/2012
	1,000,000	(1)	—	12.74	2/27/2013
	93,750	(2)	93,750	19.00	10/6/2015
	375,000	(2)	1,625,000	5.53	4/6/2016
	—	(2)	262,500	11.36	10/4/2017
								35,000	$519,750
Daniel J. D’Arrigo	9,000	(1)	—	$17.08	8/5/2011
	100,000	(1)	—	34.05	5/3/2012
	50,000	(1)	—	17.40	9/2/2012
	35,000	(1)	—	12.74	2/27/2013
	15,000	(2)	15,000	19.00	10/6/2015
	8,250	(2)	24,750	11.54	10/5/2016
	—	(2)	37,500	11.36	10/4/2017
						6,942	$103,089
								3,300	$49,005
								5,000	$74,250

	Option Awards					Stock Awards
								Equity
								Incentive
								Plan
								Awards:
								Number of
								Unearned
	Number of		Number of				Market	Shares,	Equity Incentive
	Securities		Securities			Number of	Value of	Units or	Plan Awards:
	Underlying		Underlying			Shares or	Shares or	other	Market or Payout
	Unexercised		Unexercised	Option/	Option/	Units of Stock	Units of	Rights	Value of Unearned
	Options/		Options/SARS	SAR	SAR	that Have	Stock	That Have Not	Shares, units or
	SARS		Unexercisable	Exercise	Expiration	Not Vested	that Have Not	Vested	Other Rights That
Name	Exercisable		(A)	Price	Date	(B)	Vested	(B)	Have Not Vested

Robert H. Baldwin	600,000	(1)	—	$34.05	5/3/2012
	567,187	(1)	—	12.74	2/27/2013
	93,750	(2)	93,750	19.00	10/6/2015
	46,875	(2)	140,625	11.54	10/5/2016
	—	(2)	750,000	13.18	12/13/2017
								18,750	$278,438
Corey I. Sanders	160,000	(1)	—	$34.05	5/3/2012
	70,000	(1)	—	12.74	2/27/2013
	15,000	(2)	15,000	19.00	10/6/2015
	100,000	(2)	300,000	7.45	8/3/2016
	—	(2)	100,000	11.36	10/4/2017
						1,500	$22,275
William J. Hornbuckle, IV	235,000	(1)	—	$34.05	5/3/2012
	18,750	(2)	18,750	19.00	10/6/2015
	56,250	(2)	168,750	7.45	8/3/2016
	—	(2)	75,000	11.36	10/4/2017
						1,875	$27,844
						15,642	$232,284

(1)	Non-qualified stock option award. In accordance with certain actions taken by our Compensation Committee in 2011, (i) if the employment of Messrs. Murren or Baldwin is terminated under his employment agreement by us for no cause or by him for good cause, the non-qualified stock options shall remain exercisable during his inactive status period under his employment agreement (or, after Compensation Committee action in 2011, if such termination occurs following the expiration of his current employment agreement, any inactive status period under such employment agreement as in effect as of the applicable date of determination) and thereafter for the period provided for under the applicable stock option agreement, but in no event shall such exercise period exceed the expiration of the original term of any such stock option, and (ii) if the employment of Messrs. D’Arrigo, Sanders or Hornbuckle is terminated under his employment agreement by us for no cause, the non-qualified stock options shall remain exercisable during the shorter of 12 months or his inactive status period under his employment agreement (or, after Compensation Committee action in 2011, if such termination occurs following the expiration of his current employment agreement, any inactive status period under such employment agreement as in effect as of the applicable date of determination) and thereafter for the period provided for under the applicable stock option agreement, but in no event shall such exercise period exceed the expiration of the original term of any such stock option.

(2)	SAR award.

(A) Outstanding unexercisable options/SARs vest as follows:

	Unexercised	Option/SAR	Option/SAR
	Options/SARs	Exercise	Expiration
Underlying Name	Unexercisable	Price	Date	Vesting

James J. Murren	93,750	$19.00	10/6/2015	46,875 vest 10/6/2011;	(1)
				46,875 vest 10/6/2012	(1)
	1,625,000	5.53	4/6/2016	625,000 vest 4/6/2011;	(2)
				500,000 vest 4/6/2012;
				500,000 vest 4/6/2013
	262,500	11.36	10/4/2017	65,625 vest 10/4/2011;	(3)
				65,625 vest 10/4/2012;	(3)
				65,625 vest 10/4/2013;	(3)
				65,625 vest 10/4/2014	(3)
Daniel J. D’Arrigo	15,000	$19.00	10/6/2015	7,500 vest 10/6/2011;
				7,500 vest 10/6/2012
	24,750	11.54	10/5/2016	8,250 vest 10/5/2011;
				8,250 vest 10/5/2012;
				8,250 vest 10/5/2013
	37,500	11.36	10/4/2017	9,375 vest 10/4/2011;
				9,375 vest 10/4/2012;
				9,375 vest 10/4/2013;
				9,375 vest 10/4/2014
Robert H. Baldwin	93,750	$19.00	10/6/2015	46,875 vest 10/6/2011;	(1)
				46,875 vest 10/6/2012	(1)
	140,625	11.54	10/5/2016	46,875 vest 10/5/2011;	(1)
				46,875 vest 10/5/2012;	(1)
				46,875 vest 10/5/2013	(1)
	750,000	13.18	12/13/2017	187,500 vest 12/13/2011;
				187,500 vest 12/13/2012;
				187,500 vest 12/13/2013;
				187,500 vest 12/13/2014

	Unexercised	Option/SAR	Option/SAR
	Options/SARs	Exercise	Expiration
Underlying Name	Unexercisable	Price	Date	Vesting

Corey I. Sanders	15,000	$19.00	10/6/2015	7,500 vest 10/6/2011;	(4)
				7,500 vest 10/6/2012	(4)
	300,000	7.45	8/3/2016	100,000 vest 8/3/2011;
				100,000 vest 8/3/2012;
				100,000 vest 8/3/2013
	100,000	11.36	10/4/2017	25,000 vest 10/4/2011;
				25,000 vest 10/4/2012;
				25,000 vest 10/4/2013;
				25,000 vest 10/4/2014
William J. Hornbuckle, IV	18,750	$19.00	10/6/2015	9,375 vest 10/6/2011;	(4)
				9,375 vest 10/6/2012	(4)
	168,750	7.45	8/3/2016	56,250 vest 8/3/2011;	(4)
				56,250 vest 8/3/2012;	(4)
				56,250 vest 8/3/2013	(4)
	75,000	11.36	10/4/2017	18,750 vest 10/4/2011;
				18,750 vest 10/4/2012;
				18,750 vest 10/4/2013;
				18,750 vest 10/4/2014

(1)	In accordance with certain actions taken by our Compensation Committee in 2011, if the employment of Messrs. Murren or Baldwin is terminated under his employment agreement (i) as a result of death or disability, SARs which would have vested as of the first anniversary of the date of termination will vest and become exercisable in accordance with their terms and (ii) by us for no cause or by him for good cause, SARs will continue to vest and be exercisable (to the extent vested) during his inactive status period under his employment agreement (or, after Compensation Committee action in 2011, if such termination occurs following the expiration of his current employment agreement, any inactive status period under such employment agreement as in effect as of the applicable date of determination) and thereafter shall remain exercisable for the period provided for under the applicable SAR agreement, but in no event shall such exercise period exceed the expiration of the original term of any such SAR. Upon a change of control the SARs will immediately vest and may, subject to the type of the change of control, become exercisable for the consideration received by our holders of Common Stock in connection with the change of control or be cashed out.

(2)	500,000 of the granted SARs vest ratably over four years from the date of grant, subject to the average closing price of the Company’s Common Stock being at least $17 during any 20 consecutive trading day period prior to the earlier of (i) April 6, 2013, (ii) if Mr. Murren’s employment is terminated prior to April 6, 2013, the date of such termination or the end of any post-termination vesting period, if any, as applicable, or (iii) the occurrence of certain other events specified in his SARs agreement. For purposes of this table, it was assumed that the price-based vesting criteria stated above for the 500,000 SARs granted April 6, 2009 will be met during the year ended December 31, 2011. Therefore, the tranches that would have vested April 6, 2010 and 2011 were assumed to become vested during 2011.

(3)	In accordance with certain actions taken by our Compensation Committee in 2011, (i) if the employment of Mr. Murren is terminated as a result of death, disability, by us for no cause or by him for good cause, the SARs will remain eligible to vest until the earlier of (x) the date that is two years following such termination (except that in the case of disability the two-year period is measured from the onset of disability), (y) the date of a violation of the restrictive covenants contained in his employment agreement or (z) October 4, 2014 and (ii) if the employment of Mr. Murren is terminated as a result of death, disability, by us for no cause or by him for good cause, in each case, on or before the fourth anniversary of the date of grant, the SARs will remain eligible to be exercised (to the extent vested) until the earlier of (x) the date that is two years and ninety days following such termination (except that in the case of disability the two-year and ninety day period is measured from the onset of disability), (y) ninety days following the date of a violation of the restrictive covenants contained in his employment agreement or (z) the expiration date of the SARs; provided that if his employment terminates for any reason following the fourth anniversary of the date of grant, the SARs will remain eligible to be exercised (to the extent vested) until the earlier of ninety days following such termination or the expiration date of such SARs. Upon a change of control, subject to the ability of the Compensation Committee to accelerate the vesting of the SARs, the grant would continue to vest in accordance with its terms and become exercisable (upon vesting) for the consideration received by our holders of Common Stock in connection with the change of control.

(4)	In accordance with certain actions taken by our Compensation Committee in 2011, if the employment of Messrs. Sanders or Hornbuckle is terminated under his employment agreement (i) by us for no cause, the SARs will continue to vest and be exercisable (to the extent vested) during the shorter of 12 months or his inactive status period under his employment agreement (or, after Compensation Committee action in 2011, if such termination occurs following the expiration of his current employment agreement, any inactive status period under such employment agreement as in effect as of the applicable date of determination) and thereafter shall remain exercisable for the period provided for under the applicable SAR agreement, but in no event shall such exercise periods exceed the expiration of the original term of any such SAR or (ii) as a result of death, disability, by us for no cause or by him for good cause, in each case, on or prior to the first anniversary of a change of control, any SARs which would have vested during the shorter of 12 months following such termination or the remainder of the specified term of his employment agreement (or, after Compensation Committee action in 2011, if such termination occurs following the expiration of his current employment agreement, the specified term of such employment agreement as in effect as of the applicable date of determination) shall immediately vest and (x) with respect to Mr. Sanders, may, subject to the type of the change of control, become exercisable for the consideration received by our holders of Common Stock in connection with the change of control or cash and (y) with respect to Mr. Hornbuckle, may, subject to the type of the change of control, become exercisable for the consideration received by our holders of Common Stock in connection with the change of control or be cashed out within 30 days following such change of control.

(B)	Outstanding unvested RSUs vest as follows:

				Equity Incentive Plan
				Awards: Number of
	Number of Shares or			Unearned Shares, Units
	Units of Stock that			or Other Rights That
Underlying Name	Have Not Vested	Vesting		Have Not Vested	Vesting

James J. Murren				35,000	8,750 vest 10/4/2011;	(1)
					8,750 vest 10/4/2012;	(1)
					8,750 vest 10/4/2013;	(1)
					8,750 vest 10/4/2014	(1)
Daniel J. D’Arrigo	6,942	3,471 vest 9/10/2011;
		3,471 vest 9/10/2012
				3,300	1,100 vest 10/5/2011;
					1,100 vest 10/5/2012;
					1,100 vest 10/5/2013
				5,000	1,250 vest 10/4/2011;
					1,250 vest 10/4/2012;
					1,250 vest 10/4/2013;
					1,250 vest 10/4/2014
Robert H. Baldwin				18,750	6,250 vest 10/5/2011;	(2)
					6,250 vest 10/5/2012;	(2)
					6,250 vest 10/5/2013	(2)
Corey I. Sanders	1,500	750 vest 10/6/2011;	(3)
		750 vest 10/6/2012	(3)
William J. Hornbuckle, IV	1,875	937 vest 10/6/2011;	(4)
		938 vest 10/6/2012	(4)
	15,642	5,214 vest 2/4/2011;	(4)
		5,214 vest 2/4/2012;	(4)
		5,214 vest 2/4/2013	(4)

(1)	In accordance with certain actions taken by our Compensation Committee in 2011, if the employment of Mr. Murren under his employment agreement is terminated as a result of death, disability, by us for no cause or by him for good cause, subject to satisfaction of the applicable performance criteria, the RSUs which would have vested as of the date that is two years following such termination (except that in the case of disability the two-year period is measured from the onset of disability) shall vest on the later of the date of such termination or, if still eligible, the date of the satisfaction of the performance criteria, subject to a potential clawback of all or a portion of such accelerated RSUs in the event of his breach of the restrictive covenants in his employment agreement. Upon a change of control, subject to the ability of the Compensation Committee to accelerate the vesting of the RSUs, the grant would continue to vest in accordance with its terms and, at the time of vesting, receive the consideration received by our holders of Common Stock in connection with the change of control.

(2)	In accordance with certain actions taken by our Compensation Committee in 2011, if the employment of Mr. Baldwin under his employment agreement is terminated as a result of death, disability, by us for no cause or by him for good cause, he will receive acceleration of vesting of one additional tranche of RSUs. Upon a change of control, the RSUs shall immediately vest and may, subject to the type of the change of control, be settled for the consideration received by our holders of Common Stock in connection with the change of control or cash.

(3)	In accordance with certain actions taken by our Compensation Committee in 2011, if the employment of Mr. Sanders under his employment agreement is terminated (i) by us for no cause, he will receive acceleration of vesting of one additional tranche of RSUs, or (ii) as a result of death, disability, by us for no cause or by him for good cause, in each case, on or prior to the first anniversary of a change of control he will receive acceleration of vesting of one additional tranche of RSUs and such RSUs may, subject to the type of the change of control, be settled for the consideration received by our holders of Common Stock in connection with the change of control or cash.

(4)	In accordance with certain actions taken by our Compensation Committee in 2011, if the employment of Mr. Hornbuckle under his employment agreement is terminated (i) by us for no cause, the RSUs will remain eligible to vest for the shorter of 12 months or the remaining period of the specified term (as defined under his employment agreement in effect as of the applicable date of determination) and (ii) as a result of death, disability, by us for no cause or by him for good cause, in each case, on or prior to the first anniversary of a change of control, any RSUs which would have vested during the shorter of 12 months following such termination or the remainder of the specified term (as defined under his employment agreement in effect as of the applicable date of determination) shall immediately vest and may, subject to the type of the change of control, be settled for the consideration received by our holders of Common Stock in connection with the change of control or be cashed out.

Option/SAR Exercises and Stock Vested

The following table sets forth option/SAR exercises and RSU vesting for the Named Executives during 2010.

	Stock Option/SAR Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized	Acquired	Realized
Name	Exercise (#)	on Exercise ($)	on Vesting (#)	on Vesting ($)

James J. Murren	—	$—	—	$—
Daniel J. D’Arrigo	—	—	3,361	35,861
Robert H. Baldwin	—	—	3,971	46,500
Corey I. Sanders	—	—	551	6,403
William J. Hornbuckle, IV	—	—	4,309	47,066

For option/SAR awards, the value realized is computed as the difference between the market price on the date of exercise and the exercise price, times the number of options/SARs exercised.

Nonqualified Deferred Compensation

The following table sets forth information regarding nonqualified deferred compensation for the Named Executives during 2010.

				Aggregate	Aggregate
	Executive	Company	Aggregate	Withdrawals/	Balance at
Name	Contributions	Contributions	Earnings(A)	Distributions	Year-End

Deferred Compensation Plan (“DCP”)(B)
James J. Murren	$—	$—	$7,525	$—	$72,972
Daniel J. D’Arrigo	—	—	887	—	14,731
Robert H. Baldwin	—	—	—	—	—
Corey I. Sanders	—	—	—	—	13,511
William J. Hornbuckle, IV	—	—	3,601	—	30,665

Grand Total	$—	$—	$12,013	$—	$131,879

(A)	None of these amounts were included as “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table.

(B)	No contributions have been made by the Company to the DCP or SERP plans during 2009 or 2010. The following amounts were included in the Summary Compensation Table in previous years during which the employee was a Named Executive:

	DCP Company	SERP Company	Total
Name	Contributions	Contributions	Contributions

James J. Murren	$465,450	$1,556,993	$2,022,443
Daniel J. D’Arrigo	33,750	113,472	147,222
Robert H. Baldwin	449,450	2,843,022	3,292,472
Corey I. Sanders	—	—	—
William J. Hornbuckle, IV	—	—	—

Potential Payments upon Termination or Change in Control

Termination by the Company for Good Cause

We may terminate the employment of our Named Executives under any of our employment agreements with them for good cause (as defined in their respective employment agreements), including termination for death or disability (as defined in their respective employment agreements).

If the employment of Messrs. Murren or Baldwin is terminated by the Company for good cause, he will be entitled to the following under his current employment agreement: (i) salary through the date of termination (to the extent unpaid); (ii) if unpaid, any bonus in respect of the most recently completed fiscal year of the Company (determined in accordance with the bonus plan, including the exercise of discretion which may reduce or eliminate such bonus); (iii) with respect to the SARs granted to Mr. Murren on April 6, 2009 and Mr. Baldwin on December 13, 2010, the right to exercise such SARs, to the extent vested, generally for 90 days after termination; and (iv) business or travel expense reimbursements accrued but unpaid as of the date of termination. Any other equity awards granted to Messrs. Murren or Baldwin are unaffected by the terms of his current employment agreement (and any special termination protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above). Mr. Murren would also remain entitled to receive certain Additional Cash Awards provided for in his employment agreement which are vested but unpaid.

If the employment of Messrs. D’Arrigo, Sanders or Hornbuckle is terminated by the Company for good cause (other than as a result of death or disability), he will be entitled under his employment agreement to exercise, in accordance with their terms, his vested but unexercised stock options, SARs and other stock-based compensation awards that were granted contemporaneously with or after the execution of his current employment agreement (any other equity awards granted to him are unaffected by the terms of his current employment agreement and any special termination protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above).

If a Named Executive is terminated by the Company for good cause, the Company will have no further obligation to the Named Executive under his employment agreement other than the foregoing applicable obligations or as required by applicable law.

Death or Disability

If the employment of Messrs. Murren or Baldwin is terminated under his employment agreement by the Company as a result of death or disability, he (or his beneficiaries) will be entitled to receive the following under his employment agreement: (i) his salary through the date of death or disability (to the extent unpaid) and for a 12-month period following such termination (net of any applicable payments received from any short-term disability policy); (ii) if unpaid, any bonus in respect of the most recently completed fiscal year of the Company (determined through the application of the applicable bonus formula on a non-discretionary basis, except to the extent all executives who participate in the same bonus arrangement as the Named Executive are treated in an identical fashion with respect to such bonus); (iii) a prorated portion of any bonus attributable to the fiscal year in which the death or disability occurs (determined through the application of the applicable bonus formula on a non-discretionary basis, except to the extent all executives who participate in the same bonus arrangement as the Named

Executive are treated in an identical fashion with respect to such bonus); (iv) continuation of health and insurance benefits for the Named Executive and his dependents for up to four years following termination (or a cash payment in respect thereof if the Company is unable to provide such continued coverage), subject to certain conditions and limitations; and (v) business or travel expense reimbursements accrued but unpaid as of the date of termination. With respect to any SARs granted to Mr. Murren on April 6, 2009 and, as a result of action taken by our Compensation Committee in 2011, Mr. Baldwin on December 13, 2010, he will generally receive a two-year extension to the vesting period and a two-year-and-90-day extension to the exercise period. Any other equity awards granted to him are unaffected by the terms of his current employment agreement (and any special termination protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above). Mr. Murren would also receive or remain entitled to receive Additional Cash Awards provided for in his employment agreement that are vested but unpaid.

If the employment of Messrs. D’Arrigo, Sanders or Hornbuckle is terminated under his employment agreement by the Company as a result of death or disability, he (or his beneficiaries) will be entitled under his employment agreement to receive his salary for a three-month period following his termination (net of any applicable payments received from any short-term disability policy), and to exercise his vested but unexercised stock options, SARs or other stock-based compensation awards, in each case, granted contemporaneously with or after the execution of the Named Executive’s current employment agreement, in accordance with their terms (any other equity awards granted to him are unaffected by the terms of his current employment agreement and any special termination protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above).

If a Named Executive is terminated by the Company as a result of death or disability, the Company will have no further obligation to the Named Executive under his employment agreement other than the foregoing applicable obligations or as required by applicable law.

Termination by the Company for Other than Good Cause

If the employment of Messrs. Murren or Baldwin is terminated under his employment agreement by the Company for other than good cause, death or disability, then we will treat him as an inactive employee during the 12-month period during which he is restricted from working for or otherwise providing services to a competitor of ours, and he will be entitled to receive the following under his employment agreement: (i) salary through the date of termination (to the extent unpaid) and for a 12-month period following termination; (ii) if unpaid, any bonus in respect of the most recently completed fiscal year of the Company (determined through the application of the applicable bonus formula on a non-discretionary basis, except to the extent all executives who participate in the same bonus arrangement as the Named Executive are treated in an identical fashion with respect to such bonus); (iii) a lump-sum payment equal to the excess of $7,000,000 (with respect to Mr. Murren) or $4,000,000 (with respect to Mr. Baldwin) over the continued salary paid for the 12-month period; (iv) continuation of health and insurance benefits for the Named Executive and his dependents for up to four years following termination (or a cash payment in respect thereof if the Company is unable to provide such continued coverage), subject to certain conditions and limitations; and (v) business or travel expense reimbursements accrued but unpaid as of the date of termination. With respect to any SARs granted to Mr. Murren on April 6, 2009 and, as a result of action taken by our Compensation Committee in 2011, Mr. Baldwin on December 13, 2010, he will generally receive a two-year extension to the vesting period and a two-year-and-90-day extension to the exercise period. Any other equity awards granted to him are unaffected by the terms of his current employment agreement (and any special termination protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above). Mr. Murren would also remain entitled to receive Additional Cash Awards provided for in his employment agreement that are vested and unpaid. However, neither Mr. Murren nor Mr. Baldwin will be entitled to any pro-rated bonus for the year in which the termination occurs, nor will he be eligible for flex or vacation time, discretionary bonus, new equity grants, or any other compensation or benefits except as previously described.

If the employment of Messrs. D’Arrigo, Sanders or Hornbuckle is terminated under his employment agreement by the Company for other than good cause, then, under his employment agreement, we will treat him as an inactive employee through the remaining term of his agreement, pay his salary for the remaining term of the agreement and maintain him as a participant in all health and insurance programs in which he and his dependents (if applicable) are then participating until the end of the remaining term of his agreement or until the first date he becomes eligible for those benefits from a new employer. None of Messrs. D’Arrigo, Sanders or Hornbuckle will be eligible for flex or vacation time, a discretionary bonus or new equity grants; however, as a result of action taken by our Compensation Committee in 2011, (i) stock options and SARs granted contemporaneously with or after the execution of his current employment agreement will continue to vest and be exercisable (to the extent vested) during the shorter of 12 months or his inactive status period under his employment agreement (or, after Compensation Committee action in 2011, if such termination occurs following the expiration of his current employment agreement, any inactive status period under such employment agreement as in effect as of the applicable date of determination) and thereafter shall remain exercisable for the period provided for under the applicable stock option or SAR agreement, but in no event shall such exercise periods exceed the expiration of the original term of any such stock option or SAR and (ii) other stock-based compensation awards granted contemporaneously with or after the execution of his current employment agreement will continue to vest for the shorter of 12 months or his inactive status period under his employment agreement (or, after Compensation Committee action in 2011, if such termination occurs following the expiration of his current employment agreement, any inactive status period under such employment agreement as in effect as of the applicable date of determination). Any other equity awards granted to him are unaffected by the terms of his current employment agreement (and any special termination protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above).

Notwithstanding the foregoing, while on inactive status a Named Executive may work for or otherwise provide services to a non-competitor (as defined in the applicable employment agreement), in which case all compensation paid by us during the remaining term of such Named Executive’s employment agreement is subject to offset (subject, in the case of Messrs. Murren and Baldwin, to a cap).

If a Named Executive is terminated by the Company other than for good cause, the Company will have no further obligation to the Named Executive under his employment agreement other than the foregoing applicable obligations or as required by applicable law.

Termination by Named Executive for Good Cause

If Messrs. Murren or Baldwin seeks to terminate his employment under his employment agreement for good cause, he must give us 30 days prior notice to cure the alleged breach. If such breach is not cured (and we do not invoke our right to arbitration), the termination will be treated as a termination other than for good cause by us as described in the preceding paragraph. However, if we invoke our arbitration right, the Named Executive must continue to work until the matter is resolved (otherwise a termination by him without good cause would be deemed to occur). If Messrs. D’Arrigo, Sanders or Hornbuckle seeks to terminate his employment under his employment agreement for good cause, he must give us 30 days prior notice to cure the alleged breach or dispute the fact that good cause exists, in which case the dispute will be resolved by arbitration and the agreement will continue in full force until the matter is resolved. If the agreement is terminated by any of Messrs. D’Arrigo, Sanders or Hornbuckle for good cause, he will be entitled under his employment agreement to exercise his vested but unexercised stock options, SARs and other stock-based compensation awards, in each case, granted contemporaneously with or after the execution of his current employment agreement, in accordance with their terms (any other equity awards granted to him are unaffected by the terms of his current employment agreement and any special termination protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above).

If a Named Executive is terminated by the Company other than for good cause, the Company will have no further obligation to the Named Executive under his employment agreement other than the foregoing applicable obligations or as required by applicable law.

Termination by Named Executive Without Good Cause

If Messrs. Murren or Baldwin terminates his employment with us under his employment agreement without cause, he would be entitled to the following under his employment agreement: (i) his salary through the date of termination (to the extent unpaid); (ii) if unpaid, any bonus in respect of the most recently completed fiscal year of the Company (determined in accordance with the bonus plan, including the exercise of discretion which may reduce or eliminate such bonus); (iii) with respect to any SARs granted to Mr. Murren on April 6, 2009 and Mr. Baldwin on December 13, 2010, the right to exercise any such SARs, to the extent vested, generally for 90 days after termination; and (iv) business or travel expense reimbursements accrued but unpaid as of the date of termination. Any other equity awards granted to Messrs. Murren or Baldwin are unaffected by the terms of his current employment agreement (and any special termination protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above). Mr. Murren would also remain entitled to receive certain Additional Cash Awards provided for in Mr. Murren’s employment agreement that are vested but unpaid. However, neither of Mr. Murren nor Mr. Baldwin would be entitled to any pro-rated bonus for the year in which the termination occurs.

If Messrs. D’Arrigo, Sanders or Hornbuckle terminates his employment under his employment agreement without good cause, then under his employment agreement he will be entitled to his salary through the date of termination (to the extent unpaid), and he will be entitled to exercise his vested but unexercised stock options, SARs or other stock-based compensation awards, in each case, granted contemporaneously with or after the execution of his current employment agreement, in accordance with their terms (any other equity awards granted to him are unaffected by the terms of his current employment agreement and any special termination protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above).

If a Named Executive terminates his employment under his employment agreement without good cause, then the Company will have no further obligation to the Named Executive under his employment agreement other than the foregoing applicable obligations or as required by applicable law, and the Company will be entitled to all available rights and remedies by reason of such termination, including any available right to enforce restrictive covenants binding the Named Executive and any available right to recover damages.

Change of Control

If there is a change of control of the Company (as defined in the applicable Named Executive’s employment agreement):

•	Messrs. Murren or Baldwin may terminate his employment under his employment agreement upon delivery of 30 days prior notice to the Company (which notice may be given prior to the change of control conditional upon the occurrence of the change of control), no later than 90 days following the date of the change of control. In such event, Messrs. Murren or Baldwin will be entitled to the following under his employment agreement: (i) a lump sum amount equal to $7,000,000 (for Mr. Murren) or $4,000,000 (for Mr. Baldwin); provided that if the change of control is not a Section 409A of the Internal Revenue Code change in control event (as defined in his employment agreement), Messrs. Murren and Baldwin are not entitled to the foregoing $7,000,000 and $4,000,000 payments, respectively, and instead, he would receive his salary through the date of termination (to the extent unpaid) and for a 12-month period following termination plus a lump-sum payment equal to the excess of $7,000,000 (for Mr. Murren) or $4,000,000 (for Mr. Baldwin) over the continued salary paid for the 12-month period ); (ii) if unpaid, any bonus in respect of the most recently completed fiscal year of the Company (determined through the application of the applicable bonus formula on a non-discretionary basis, except to the extent all executives who participate in the same bonus arrangement as the Named Executive are treated in an identical fashion with respect to such bonus); (iii) continuation of health and insurance benefits for Messrs. Murren or Baldwin and his dependents for up to four years following termination (or a cash payment in respect thereof if the Company is unable to provide such continued coverage), subject to certain conditions and limitations; (iv) with respect to any SARs granted to Mr. Murren on April 6, 2009 and, as a result of action taken by our Compensation Committee in 2011, Mr. Baldwin on December 13, 2010, he will generally receive acceleration in full of all time-based vesting of SARs, a two-year extension to any price-based vesting period for SARs and a two-year-and-90-day extension to the exercise period for such SARs; provided that to the extent the change of control is a “discontinuing change of control,” as defined in his SARs agreement, vested SARs (including, vesting which occurs as a result of the “discontinuing change of control”) shall be purchased by the Compensation Committee for either cash, securities or other property; and (v) business or travel expense reimbursements accrued but unpaid as of the date of termination. Any other equity awards granted to Messrs. Murren or Baldwin are unaffected by the terms of his current employment agreement (and any special change of control protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above). Mr. Murren would also remain eligible to receive certain Additional Cash Awards provided for in his employment agreement which are vested and unpaid. Neither Mr. Murren nor Mr. Baldwin will be entitled to any pro-rated bonus for the year in which the termination occurs. If any payments or benefits payable to Messrs. Murren or Baldwin pursuant to the terms of his employment agreement or otherwise in connection with, or arising out of, his employment with the Company on a change in ownership or control (within the meaning of Section 280G of the Internal Revenue Code) would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the payments and benefits for Messrs. Murren or Baldwin will be reduced to the maximum amount such that no portion of the payments and benefits would be subject to the excise tax only if, following such reduction, Messrs. Murren or Baldwin would retain a greater amount of such payments and benefits than if no reduction had occurred and Messrs. Murren or Baldwin paid any applicable excise tax.

•	Mr. D’Arrigo’s unvested stock options, SARs and other stock-based compensation awards granted contemporaneously with or after the execution of his current employment agreement will fully vest (provided that vesting for any restricted stock units which are deferred compensation (within the meaning of Section 409A of the Internal Revenue Code) will only accelerate if the change of control is a change in control event as described in Section 409A of the Internal Revenue Code) and may, subject to the type of change of control of the Company, become exercisable for the consideration received by holders of Company Common Stock in such transaction or be cashed out. In addition, if Mr. D’Arrigo’s employment under his employment agreement is terminated in connection with a change of control of the Company, depending on the reason for such termination, he may be entitled to the severance benefits previously described. Any other equity awards granted to Mr. D’Arrigo are generally unaffected by the terms of his current employment agreement (and any special change of control protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above).

•	If the employment of Messrs. Sanders or Hornbuckle under their employment agreements is terminated on or prior to the first anniversary of a change of control by us as a result of death, disability or other than for good cause, or by Messrs. Sanders or Hornbuckle for good cause, his unvested stock options, SARs and other stock-based compensation awards granted contemporaneously with or after the execution of his current employment agreement that would have vested during the shorter of (a) 12 months following termination (had he remained employed) or (b) the remaining term of his employment agreement, shall fully vest and become exercisable (any other equity awards granted to him are unaffected by the terms of his current employment agreement and any special change of control protections applicable to such awards, if any, are set forth in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above). Depending on the type of change of control of the Company, stock options, SARs and other stock-based compensation awards granted contemporaneously with or after the execution of the current employment agreement for Messrs. Sanders or Hornbuckle may become exercisable, in each case, upon vesting, for the consideration received by holders of Company Common Stock in connection with such transaction or be cashed out. In addition, if the employment of Messrs. Sanders or Hornbuckle under his employment agreement is terminated in connection with a change of control of the Company, depending on the reason for such termination, he may also be entitled to the severance benefits previously described.

Obligations of the Named Executives

Obligations of the Named Executives under the employment agreements relating to confidentiality, providing services to competitors and others, and soliciting customers and Company employees continue after termination of employment, regardless of the reason for such termination. With the exception of obligations relating to confidentiality, which are not limited by time, these restrictions generally continue for the 12-month period following termination (or for such period that remains in the term of the agreement if less than 12 months). However, if Messrs. Murren or Baldwin invokes his right to terminate his employment under his employment agreement upon a change of control of the Company, he will be released from certain of these restrictions regarding non-competition and non-solicitation. The employment agreements for Messrs. Murren and Baldwin specifically provide that, if he breaches certain of his obligations of notice, non-competition or non-solicitation during the 12 months following termination (or for a shorter period as provided in his employment agreement), we will have no further obligation to him under his employment agreement, other than with respect to the following: (i) any accrued and unpaid salary; (ii) if unpaid, any bonus in respect of the most recently completed fiscal year of the Company (determined in accordance with the bonus plan, including the exercise of discretion which may reduce or eliminate such bonus); (iii) business or travel expense reimbursements; and (iv) with respect to any SARs granted to Mr. Murren on April 6, 2009 and Mr. Baldwin on December 13, 2010, the right to exercise any such SARs, to the extent vested, generally for 90 days after breach (but the vesting period for such SARs ends on the date of violation). Mr. Murren will also remain entitled to receive Additional Cash Awards provided for in his employment agreement that are vested and unpaid. The employment agreements of Messrs. D’Arrigo, Sanders and Hornbuckle provide that certain restrictions relating to non-competition and non-solicitation will cease if employment is terminated by Messrs. D’Arrigo, Sanders or Hornbuckle, as applicable, for good cause.

Use of Grantor Trusts

The Company will, within five business days after termination of Messrs. Murren’s or Baldwin’s employment, make an irrevocable contribution of an amount equal to the aggregate amount of any payments due to him following termination to a grantor trust with a financial institution approved by him, under the terms of which the assets of the trust may be used, in the absence of the Company’s insolvency, solely for purposes of fulfilling the Company’s obligations to make such payments to him. If any payments owed by the Company to Mr. D’Arrigo in connection with his termination of employment would be subject to a six-month delay in accordance with Section 409A of the Internal Revenue Code, the Company will, within five business days after such termination of employment, make an irrevocable contribution of an amount equal to the aggregate amount of any such delayed payments due to Mr. D’Arrigo to a grantor trust with a financial institution approved by Mr. D’Arrigo under the terms of which the assets of the trust may be used, in the absence of the Company’s insolvency, solely for purposes of fulfilling the Company’s obligations to make such delayed payments to Mr. D’Arrigo.

Potential Payments Table

The following table indicates the estimated amounts that would be payable to each Named Executive upon a termination under the scenarios outlined above, excluding termination by the Company for good cause (other than death or disability). With respect to a change of control, the table indicates the maximum estimated amounts that may be payable to each Named Executive upon a termination in connection with a change of control based on the scenarios outlined above, disregarding any provisions in the employment agreements relating to the application of Sections 280G and 4999 of the Internal Revenue Code. For all Named Executives, the estimated amounts payable are calculated based on their employment agreements in effect as of December 31, 2010 and assuming that such termination occurred on December 31, 2010. For purposes of the table below, we have assumed that termination as of December 31, 2010 means a termination following completion of the Company’s then-current fiscal year. In addition, we used the closing price of our Common Stock at December 31, 2010 for purposes of these calculations. There can be no assurance that these scenarios would produce the same or similar results as those disclosed herein if any of these events occur in the future.

		Non-Equity		Vesting of
		Incentive Plan	Pension	Stock Options	Vesting of
	Salary(A)	Payments(B)	Enhancement	or SARs(C)	RSUs(D)	Other(E)	Total

Death or Disability
James J. Murren	$2,000,000	$6,122,924	$—	$16,548,063	$259,875	$434,216	$25,365,078
Daniel J. D’Arrigo	168,750	—	—	101,158	—	—	269,908
Robert H. Baldwin	1,650,000	1,229,301	—	2,133,327	92,813	98,164	5,203,605
Corey I. Sanders	200,000	—	—	887,700	—	—	1,087,700
William J. Hornbuckle, IV	275,000	—	—	416,250	—	—	691,250

Company Terminates for Other Than Good Cause
James J. Murren	$7,000,000	$6,122,924	$—	$16,548,063	$259,875	$434,216	$30,365,078
Daniel J. D’Arrigo	467,877	—	—	101,158	—	18,246	587,281
Robert H. Baldwin	4,000,000	1,229,301	—	2,133,327	92,813	98,164	7,553,605
Corey I. Sanders	2,075,616	—	—	1,714,950	11,138	43,357	3,845,061
William J. Hornbuckle, IV	1,377,260	—	—	897,938	91,342	91,329	2,457,869

Named Executive Terminates for Good Cause
James J. Murren	$7,000,000	$6,122,924	$—	$16,548,063	$259,875	$434,216	$30,365,078
Daniel J. D’Arrigo	—	—	—	101,158	—	—	101,158
Robert H. Baldwin	4,000,000	1,229,301	—	2,133,327	92,813	98,164	7,553,605
Corey I. Sanders	—	—	—	887,700	—	—	887,700
William J. Hornbuckle, IV	—	—	—	416,250	—	—	416,250

Named Executive Terminates Without Good Cause
James J. Murren	$—	$6,122,924	$—	$5,605,000	$—	$—	$11,727,924
Daniel J. D’Arrigo	—	—	—	101,158	—	—	101,158
Robert H. Baldwin	—	1,229,301	—	1,351,921	—	—	2,581,222
Corey I. Sanders	—	—	—	887,700	—	—	887,700
William J. Hornbuckle, IV	—	—	—	416,250	—	—	416,250

Change of Control
James J. Murren	$7,000,000	$6,122,924	$—	$20,750,000	$—	$434,216	$34,307,140
Daniel J. D’Arrigo	467,877	—	—	313,955	226,344	18,246	1,026,422
Robert H. Baldwin	4,000,000	1,229,301	—	3,069,890	278,438	98,164	8,675,793
Corey I. Sanders	2,075,616	—	—	1,714,950	11,138	43,357	3,845,061
William J. Hornbuckle, IV	1,377,260	—	—	897,938	91,342	91,329	2,457,869

(A)	For Messrs. Murren or Baldwin, salary is paid for 12 months following the date of death or disability (net of any applicable payments received from any short-term disability policy). For Messrs. D’Arrigo, Sanders or Hornbuckle, salary is paid for three months following the date of death or disability (net of any applicable payments received from any short-term disability policy), whether or not such termination occurs prior to or after a change of control. Upon termination of Messrs. Murren or Baldwin by the Company for other than good cause or by him for good cause, he is entitled to 12 months of salary at regular payroll intervals plus a lump sum payment equal to the excess of $7,000,000 (with respect to Mr. Murren) or $4,000,000 (with respect to Mr. Baldwin) over the continued salary paid for the 12-month period. Upon termination by the Company for other than good cause, Messrs. D’Arrigo, Sanders or Hornbuckle is entitled to receive salary for the remaining term of his employment contract at regular payroll intervals, whether or not such termination occurs prior to or after a change of control. If Messrs. Murren or Baldwin terminate his employment on or within 90 days following a change of control, then, as applicable, Mr. Murren is entitled to a lump sum amount of $7,000,000 and Mr. Baldwin is entitled to a lump sum of $4,000,000; provided, however, upon a termination by Messrs. Murren or Baldwin on or within 90 days following a change of control which is a not a “change in control event” as described in Section 409A of the Internal Revenue Code, he is instead entitled to 12 months of salary at regular payroll intervals and a lump sum payment equal to the excess of $7,000,000 (with respect to Mr. Murren) or $4,000,000 (with respect to Mr. Baldwin) over the continued salary paid for the 12-month period.

(B)	With respect to Messrs. Murren or Baldwin, non-equity incentive plan amounts payable upon death, disability, termination by us without good cause, termination by him for good cause or termination by him on or within 90 days following a change of control are assumed to be equal to the non-equity incentive plan amounts paid to him in 2011 for 2010. Mr. Murren is entitled to receive an Additional Cash Award of $1,062,500 (which vested on September 30, 2009), $1,062,500 (which vested on March 31, 2010) and $1,062,500 (which vested on September 30, 2010) and, in each case, was paid within 10 business days following March 31, 2011. Additionally, this column reflects bonuses that were awarded to Messrs. Murren, D’Arrigo, Sanders and Hornbuckle in 2011 in respect of their service in 2010 (which bonuses are included in the Bonus column of the Summary Compensation Table above), although these bonuses were discretionary and not a contractual right under their respective employment agreements.

(C)	As stated above, the value of outstanding stock options and SARs (including any accelerated or continued vesting that would occur under each of these termination scenarios) is based on the closing price of our Common Stock at December 31, 2010, which was $14.85. The termination scenarios above assume performance-based SARs will vest; provided that with respect to Mr. Murren’s April 6, 2009 grant of 500,000 SARs which, as one condition of vesting, the average closing price of our Common Stock must be at least $17.00 during any 20 consecutive trading days SARs (the “$17 Performance-Vesting SARs”), (i) to the extent Mr. Murren’s employment terminates under a scenario which results in the extension of the vesting period for two years, we have assumed the price-based vesting condition is satisfied during such period and (ii) the “Change of Control” column assumes that Mr. Murren exercises his change of control termination right in connection with a “continuing change of control” (as defined in the $17 Performance-Vesting SARs agreement). The potential payments outlined above include payments, if any, in respect of the outstanding equity awards of each Named Executive after applying the applicable treatment of such awards in connection with each of the termination scenarios (as described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above or the “Potential Payments upon Termination or Change in Control” section above).

(D)	As stated above, the value of outstanding RSUs that would vest (or continue to vest) under each of these termination scenarios is based on the closing price of our Common Stock at December 31, 2010. The termination scenarios above assume performance-based RSUs will vest; provided that with respect to Mr. Murren’s October 4, 2011 grant of RSUs any accelerated vesting he may be eligible to receive would not occur until the related performance conditions for those RSUs were satisfied in on or about June 2011. The potential payments outlined above include payments, if any, in respect of the outstanding RSUs of each Named Executive after applying the applicable treatment of such RSUs in connection with each of the termination scenarios (as described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table above or the “Potential Payments upon Termination or Change in Control” section above).

(E)	Includes an estimate of group life insurance premiums, reimbursement of medical expenses and associated taxes and premiums for long term disability insurance to be provided under each of the scenarios based on actual amounts paid out in 2010.

DIRECTOR COMPENSATION

The following table sets forth information regarding director compensation during 2010.

					Change in
					Pension
			Stock		Value and
			Appreciation		Nonqualified
	Fees Earned		Rights and	Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash (A)	Awards	Awards(B)	Compensation	Earnings	Compensation(C)	Total

Directors
William A. Bible	$89,500	$—	$—	$—	$—	$—	$89,500
Burton M. Cohen	57,000	—	—	—	—	—	57,000
Willie D. Davis	103,500	—	150,336	—	—	—	253,836
Alexis M. Herman	114,000	—	150,336	—	—	—	264,336
Roland Hernandez	185,000	—	150,336	—	—	—	335,336
Kirk Kerkorian	50,000	—	—	—	—	—	50,000
Anthony Mandekic	125,500	—	150,336	—	—	—	275,836
Rose McKinney-James	103,000	—	150,336	—	—	—	253,336
Daniel J. Taylor	103,500	—	150,336	—	—	—	253,836
Melvin B. Wolzinger	102,500	—	150,336	—	—	—	252,836
Former Directors(D)
Kenny C. Guinn	91,000	—	150,336	—	—	—	241,336
Joseph Sugerman	17,000	—	—	—	—	—	17,000

(A)	Directors who are compensated as full-time employees of the Company or its subsidiaries receive no additional compensation for service on the Board of Directors or its committees. Each director who is not a full-time employee of the Company or its subsidiaries is paid $50,000 per annum, plus $1,500 for each Board meeting attended (regardless of whether such Board meeting is attended in person or telephonically). The Chair of the Audit Committee receives an annual fee of $25,000 plus a fee of $2,500 per meeting attended. Each other member of the Audit Committee receives $1,500 for each meeting attended. The Chair of the Compensation Committee receives an annual fee of $10,000 plus a fee of $1,500 per meeting attended. Each other member of the Compensation Committee receives $1,000 for each meeting attended. The Chair of the Nominating/Corporate Governance Committee receives an annual fee of $10,000 plus a fee of $1,500 per meeting attended. Each other member of the Nominating/Corporate Governance Committee receives $1,000 for each meeting attended. Mr. Hernandez, as Lead Independent Director, also attended meetings of the Nominating/Corporate Governance Committee in 2010 and received committee member fees for his attendance. The Chair of the Diversity and Community Affairs Committee receives an annual fee of $10,000 plus a fee of $2,500 per meeting attended. Each other member of the Diversity and Community Affairs Committee receives $1,500 for each meeting attended. The non-management directors who serve on the Executive Committee receive a fee of $1,500 per meeting attended. The Lead Independent Director receives a fee of $2,500 per meeting of the independent, non-management directors. Directors are also reimbursed expenses for attendance at Board and committee meetings. The foregoing fees are paid quarterly. In addition, Mr. Taylor received an additional $500 for chairing one meeting of the Nominating/Corporate Governance Committee and Ms. McKinney-James receives an annual fee of $5,000 for serving on the Board of Directors of MGM Grand Detroit, LLC, which fee is payable in equal quarterly installments. This column also includes fees earned or paid to directors for any other committees on which they served or for which they attended meetings.

(B)	The amount reflected in the table is the grant date fair value of 2010 awards computed in accordance with FASB ASC 718. Each of the directors, except Mr. Kerkorian and directors who are full-time employees of the Company or its subsidiaries, received a grant of 20,000 stock appreciation rights in 2010. All grants to directors were valued using the Black-Scholes Model with assumptions as described in Note 12 to the Company’s Consolidated Financial Statements, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed on February 28, 2011. As of December 31, 2010, the above directors had outstanding option and stock appreciation rights awards as follows: 40,000 for Mr. Bible; 40,000 for Mr. Cohen; 139,750 for Mr. Davis; 125,000 for Ms. Herman; 135,000 for Mr. Hernandez; 100,000 for Mr. Mandekic; 109,000 for Ms. McKinney-James; 100,000 for Mr. Taylor; 135,000 for Mr. Wolzinger; 20,000 for Mr. Guinn; and 20,000 for Dr. Sugerman.

(C)	The Board has adopted a policy on benefits available to non-employee directors, which provides for a limited number of complimentary entertainment tickets for the personal use of directors, as well as complimentary rooms, food and beverages for directors and their spouses or significant others when staying at a Company property on Company business and for complimentary rooms only when not on Company business. The policy further provides for a limited number of discounted rooms, on a space available basis, for friends and family of directors staying at a Company property.

(D)	Mr. Guinn served as a member of the Board of Directors until his death in July 2010. Dr. Sugerman resigned from the Board of Directors in February 2010.

EXECUTIVE OFFICERS

Information regarding the name, age and position of each of the Company’s executive officers was provided in Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal No. 2

The Audit Committee has selected Deloitte & Touche LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ended December 31, 2011 and to audit the Company’s internal control over financial reporting as of December 31, 2011. During and for the fiscal year ended December 31, 2010, Deloitte & Touche LLP audited and rendered opinions on the Company’s financial statements and internal control over financial reporting.

A representative of Deloitte & Touche LLP will be present at the stockholders’ meeting with the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of the appointment of
Deloitte & Touche LLP as the Company’s independent registered accounting firm.

Fees Paid To Auditors

The following table sets forth fees paid to our auditors, Deloitte & Touche LLP, in 2010 and 2009 for audit and non-audit services.

	2010	2009

Audit fees	$2,750,000	$3,081,000
Audit-related fees	89,000	90,000
Tax fees	182,000	266,000
All other fees	—	—

Total	$3,021,000	$3,437,000

The category of “Audit fees” includes fees for our annual audit and quarterly reviews, the attestation reports on the Company’s internal control over financial reporting, statutory audits required by gaming regulators and assistance with SEC filings.

The category of “Audit-related fees” includes employee benefit plan audits, accounting consultations, review of cash awards under incentive compensation plan, due diligence in connection with acquisitions and internal control reviews not associated with the attestation reports on the Company’s internal control over financial reporting.

The category of “Tax fees” includes tax consultation, tax planning fees and tax compliance services.

The Audit Committee approved all of the services described above in accordance with the Company’s pre-approval policy.

Pre-Approved Policies and Procedures

Our Audit Committee Charter contains our policy related to pre-approval of services provided by the independent auditor. Pursuant to this policy, the Audit Committee, or the Chair of the Audit Committee to whom such authority was delegated by the Audit Committee, must pre-approve all services provided by the independent auditor. Any such pre-approval by the Chair must be presented to the Audit Committee at its next scheduled meeting.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
Proposal No. 3

The recently enacted Dodd-Frank Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executives as disclosed in this Proxy Statement in accordance with the SEC’s rules, including the Compensation Discussion and Analysis, the Summary Compensation Table and related tables and disclosure (also referred to as “say-on-pay”).

Stockholders are encouraged to read the Compensation Discussion and Analysis section of this Proxy Statement for a more detailed discussion of how the Company’s compensation programs reflect our overarching compensation philosophy and core principles. We are asking our stockholders to indicate their support for our Named Executive compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executives. Accordingly, we will ask our stockholders to vote FOR adoption of the following resolution:

“RESOLVED, that the stockholders of MGM Resorts International approve, on an advisory basis, the compensation of our Named Executives as disclosed in this Proxy Statement in accordance with Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the Summary Compensation Table and related tables and disclosure.”

The advisory vote will not be binding on the Compensation Committee or the Board of Directors.

The Board of Directors recommends a vote FOR adoption of this proposal.

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
Proposal No. 4

The Dodd-Frank Act also requires the Company to seek a non-binding advisory stockholder vote on how frequently we should seek an advisory vote on the compensation of our Named Executives, such as Proposal 3 included in this Proxy Statement. We are required by the Dodd-Frank Act to provide stockholders with a “say-on-pay” vote every one, two or three years, as determined by a separate advisory stockholder vote held at least once every six years.

After careful consideration of this proposal, our Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company. In formulating its recommendation, the Board of Directors considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct input on the compensation of our Named Executives as disclosed in the proxy statement every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our Named Executive compensation.

The approval of a majority of votes cast is required for advisory (non-binding) approval of Proposal 4. If none of the alternatives of Proposal 4 (one year, two years or three years) receives a majority vote, we will consider the highest number of votes cast by stockholders to be the frequency that has been selected by stockholders on an advisory basis. The advisory vote will not be binding on the Board of Directors or the Company. However, they will consider the outcome of the vote when determining the frequency of say-on-pay advisory votes.

The Board of Directors recommends a vote FOR the EVERY ONE YEAR option as the frequency with which stockholders are provided an advisory vote on the compensation of our
Named Executives as disclosed pursuant to the compensation disclosure rules of the SEC.

AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 1,000,000,000
Proposal No. 5

The Company’s Board of Directors believes it is advisable and in the best interests of the Company to amend and restate our Amended and Restated Certificate of Incorporation to increase the number of shares of our Common Stock authorized for issuance from 600,000,000 to 1,000,000,000 in order to give the Company greater flexibility in considering and planning for future potential business needs. Specifically, we propose to amend Article 4 to be read in its entirety as follows:

“The aggregate number of shares which the Corporation shall have the authority to issue is 1,000,000,000 shares, all of which are to be common stock, and the par value of each of such shares is to be $0.01.”

Also, the Certificate of Incorporation is being amended to correct minor typographical errors. The proposed Amended and Restated Certificate of Incorporation of the Company is attached hereto in its entirety as Appendix A. If this proposal is approved, it will become effective upon filing the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware following the Annual Meeting.

Our Amended and Restated Certificate of Incorporation currently authorizes 600,000,000 shares of common stock, par value $0.01 per share. As of April 21, 2011, [    ●    ] shares of our Common Stock were issued and outstanding. Additionally, as of April 21, 2011, the Company had [    ●    ] shares of Common Stock subject to outstanding but unexercised options or granted but unvested restricted stock or otherwise reserved for issuance under our existing equity compensation plans and convertible notes. Therefore, as of April 21, 2011, the Company had only approximately [    ●    ] shares of Common Stock remaining that are available for future issuance.

Because we are approaching the limit of shares authorized for future issuance, the Board of Directors believes that it is in the best interests of the Company to increase the number of authorized shares of Common Stock to give the Company greater flexibility in considering and planning for future business and financial needs. Other than our equity compensation plans, the Company’s outstanding 4.25% convertible senior notes due 2015 and the new convertible senior notes described below, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock resulting from the proposed increase in authorized shares. The additional shares of Common Stock would be available for issuance by the Board of Directors, subject to any contractual restrictions, for various corporate purposes, including but not limited to stock splits, stock dividends, grants under employee stock plans, financing transactions such as public or private offerings of Common Stock or convertible securities, potential strategic transactions (including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations), as well as other general corporate transactions, although the Company has no present plans to use them in any such regard. If this proposal is approved, the Company would have approximately [    ●    ] shares of Common Stock available for issuance. The increased number of authorized but unissued shares of Common Stock would enable the Company, subject to any contractual restrictions, to act with flexibility and issue additional shares of Common Stock as strategic opportunities arise, and to take advantage of changing market and financial conditions in a more timely manner, without the expense and delay of arranging a special meeting of stockholders.

On April 13, 2011, the Company entered into an agreement with Pansy Catalina Chiu King Ho and certain of her affiliates (collectively, the “Ho Parties”) pursuant to which the Company has agreed to offer and sell, and Ms. Ho, or an entity designated by Ms. Ho, has agreed to purchase, in each case subject to adoption of this Proposal 5, $300 million aggregate principal amount of convertible senior notes on terms substantially similar to those governing the Company’s outstanding 4.25% convertible senior notes due 2015 in a transaction exempt from registration under the Securities Act of 1933, as amended, which, unless there is a default under our senior credit facility, may be converted into our Common Stock at an initial conversion rate of approximately 53.83 shares of our Common Stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $18.58 per share of Common Stock and a conversion premium of 47.3% based on the last reported sale price per share of the Company’s Common Stock on the NYSE on April 12, 2011 of $12.61 per share). The applicable conversion rate is subject to adjustment if certain events occur. If this Proposal 5 is not approved, then the Company will not sell and issue the new series of convertible senior notes to the Ho Parties.

If the amendment to our Amended and Restated Certificate of Incorporation is approved, the additional authorized shares would be available for issuance at the discretion of the Board of Directors, subject to any contractual restrictions, and without further stockholder approval, except as may be required by law or the rules of the NYSE. Under NYSE rules, stockholder approval is generally required for a transaction that results in a 20% or more increase in the number of shares outstanding. The additional shares of authorized Common Stock would have the same rights and privileges as the shares of our Common Stock currently issued and outstanding. Holders of our Common Stock have no preemptive rights under our Amended and Restated Certificate of Incorporation; however under a stockholder agreement, Infinity World has certain preemptive rights discussed above under “Stockholder Agreements.” The adoption of the amendment would have no immediate dilutive effect on the proportional voting power or other rights of existing stockholders, but if the Company issues additional shares of Common Stock or securities convertible into or exercisable for Common Stock as contemplated in connection with the agreement with the Ho Parties discussed above, such issuance could have a dilutive effect on the equity, earnings and voting interests of existing stockholders. The increase in the number of authorized shares of Common Stock also could discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect, although that is not the intent of our Board of Directors in proposing the amendment. The amendment to our Amended and Restated Certificate of Incorporation is not being proposed in response to any known threat to acquire control of the Company.

The Board of Directors recommends a vote FOR adoption of this proposal.

APPROVAL OF THE AMENDED AND RESTATED ANNUAL PERFORMANCE-BASED
INCENTIVE PLAN FOR EXECUTIVE OFFICERS
Proposal No. 6

The Amended and Restated Annual Performance-Based Incentive Plan for Executive Officers (previously defined in this Proxy Statement as the “Incentive Plan”) is an annual bonus plan designed to provide certain executive officers and other designated employees with incentive compensation based upon the achievement of pre-established performance goals. With this proposal, the primary purpose for asking our stockholders to approve the Incentive Plan, as amended, is to ensure that certain incentive awards granted under the Incentive Plan may continue to qualify as tax-deductible performance-based compensation under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). The Board of Directors also approved certain modifications to the Incentive Plan, as described below. Our Board of Directors has approved the Incentive Plan as amended and restated, subject to stockholder approval at the Annual Meeting.

Generally, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to the Company’s Chief Executive Officer and the Company’s three most highly compensated executive officers (other than the Company’s Chief Financial Officer). Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year is not generally deductible. However, compensation that qualifies as “performance-based” under Section 162(m) does not count against the $1 million limitation. One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company’s stockholders. In addition, Section 162(m) provides that if the Company retains the authority to change the targets under a performance goal, then the Company must disclose the material terms of the performance goals to stockholders for re-approval every five years.

The Board has approved certain other modifications to the Incentive Plan, including certain miscellaneous changes. As such, the Company is seeking stockholder approval of the entire Incentive Plan, as amended and restated, including the material terms of the performance goals thereunder. The material changes made to the Incentive Plan include:

•	Revising the eligibility provisions to (i) clarify that the Company’s Named Executives are eligible to participate, and (ii) expand the eligible pool to include Company employees who may become a “covered employee” within the meaning of Section 162(m) and others, in each case, as determined by the Compensation Committee in its discretion;

•	Clarifying that approved awards under the Incentive Plan would be paid between January 1st and March 15th following the year to which the particular award relates, which maintains the current payment schedule but is intended to prevent certain adverse tax consequences if the date is unintentionally missed;

•	Making awards subject to the Company’s clawback policies; and

•	Clarifying that the Incentive Plan be interpreted to comply with Section 162(m) and to comply with or be exempt from Section 409A of the Internal Revenue Code.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to enable the Company to implement in the Incentive Plan compensation arrangements that qualify as tax-deductible performance-based compensation. If our stockholders do not approve this proposal, then there will be no impact on the terms of the Incentive Plan, which will continue to remain in existence, and shares of stock may continue to be awarded in accordance with the terms of the Incentive Plan. The only impact on the Company will be that some or all of the value of certain awards that are based on the achievement of one or more performance goals will no longer be deductible by the Company under the Internal Revenue Code as a result of the limitations imposed under Section 162(m).

The following is a summary of the principal features of the Incentive Plan, as amended and restated. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached to this Proxy Statement as Appendix B.

Description of the Incentive Plan

Purpose.  The purpose of the Incentive Plan is to provide an incentive for superior performance and to motivate participating officers toward the highest levels of achievement and business results, to tie their goals and interests to those of the Company and its stockholders, and to enable the Company to attract and retain highly qualified executive officers. Awards granted under the Incentive Plan are also intended to qualify as performance-based compensation under Section 162(m).

Eligibility.  Participation in the Incentive Plan is limited to those executive officers of the Company who are (a) officers among the Named Executives in the Company’s annual proxy statements, and (b) employees of the Company who may become a “covered employee” within the meaning of Section 162(m) and such other employees, in each case, as determined by the Compensation Committee in its discretion. Each year, the Compensation Committee will designate in writing which executive officers and employees shall participate in the Incentive Plan.

Administration.  The Incentive Plan currently is administered by the Compensation Committee of the Board of Directors of the Company. All members of the Compensation Committee must be persons who qualify as “outside directors” under the Internal Revenue Code. The Compensation Committee shall have full power and authority to administer and interpret the provisions of the Incentive Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Incentive Plan and for the conduct of its business as the Compensation Committee deems necessary or advisable. Additionally, the Compensation Committee has certain power to delegate the authority to administer and interpret the procedural aspects of the Incentive Plan.

Performance Period.  Generally, the performance period under the Incentive Plan shall be the fiscal year beginning on January 1 and ending on December 31. However, the Compensation Committee may designate different performance periods under the Incentive Plan, which need not be identical for all participants.

Performance Goals.  Generally, within the first 90 days of each performance period, the Compensation Committee shall establish in writing, with respect to such performance period, one or more performance goals, a specific target objective or objectives with respect to such performance goals, and an objective formula or method for computing the amount of bonus compensation awardable to each participant if the performance goals are attained. Performance goals shall be based upon one or more of the following business criteria for the Company as a whole or any of its subsidiaries or operating units: stock price; market share; gross revenue; pretax operating income; cash flow; earnings before interest, taxes, depreciation and amortization; earnings per share; return on equity; return on invested capital or assets; return on revenues; cost reductions and savings; productivity; equity capital raised; or consummation of debt and equity offerings. The foregoing performance goals shall have any reasonable definitions that the Compensation Committee may specify and may be compared to the performance of a group of comparable companies, or a published or special index, that the Compensation Committee, in its discretion, deems appropriate. Measurements against the performance goals shall be objectively determinable and, to the extent they are expressed in standard accounting terms, shall be determined according to generally accepted accounting principles as in existence on the date on which the performance goals are established. The Compensation Committee may adjust the performance goals in the event of the following occurrences: (a) non-recurring events, including divestitures, reorganizations and spin-offs; (b) mergers and acquisitions; and (c) financing transactions.

Maximum Award.  The maximum bonus that any participant may be awarded for any plan year is $8 million.

Certification of Awards.  Generally, as soon as practicable after the end of each performance period, the Compensation Committee shall certify in writing to what extent the performance goals have been achieved for such performance period and shall calculate the amount of each participant’s bonus for such performance period based upon the performance goals, objectives, and computation formulae that were set for such performance period. The Compensation Committee shall have no discretion to increase the amount of any participant’s bonus as so determined, but may reduce or totally eliminate any participant’s bonus if it determines, in its sole and absolute discretion, that such a reduction or elimination is appropriate with respect to the participant’s performance or any other factors material to the goals, purposes, and administration of the Incentive Plan.

Payment of Awards.  Approved bonus awards shall be payable in cash or stock between January 1st and March 15th of the year following the year to which the bonus awards relate, subject to the Compensation Committee’s certification in writing that the relevant performance goals were achieved. Awards that are otherwise payable to a participant who is not employed by the Company as of the last day of a performance period may be prorated or eliminated pursuant to rules established by the Compensation Committee in accordance with the Incentive Plan.

Non-Transferability of Awards.  Except as may be otherwise required by law, bonus awards under the Incentive Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary.

Amendment and Termination.  The Board of Directors may amend or terminate the Incentive Plan in whole or in part at any time. Any amendment required to conform the Incentive Plan to the requirements of the Internal Revenue Code may be made by the Compensation Committee unless otherwise prohibited by law. No amendment may be made to the class of individuals who are eligible to participate in the Incentive Plan or the performance criteria without stockholder approval unless stockholder approval is not required in order for bonuses paid to participants to constitute qualified performance-based compensation under the Internal Revenue Code.

Clawback.  All bonus awards shall be subject to the Company’s clawback policies, as may be amended from time to time.

The bonus awards paid to our Named Executives in 2010 under the Incentive Plan are listed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above. Awards under the Incentive Plan are determined based on future performance and are subject to negative adjustments by the Compensation Committee in its discretion, and, therefore, future actual awards cannot be determined.

If the Incentive Plan payments satisfy the exception to the deductibility cap in Section 162(m) and otherwise satisfy the requirements of deductibility under federal income tax law, the Company will receive a deduction for the amount constituting ordinary income to the participants.

Equity Compensation Plan Information

The following table includes information about our equity compensation plans at December 31, 2010:

	Securities to be issued	Weighted average	Securities available for
	upon exercise of	exercise price of	future issuance under
	outstanding options,	outstanding options,	equity compensation
	warrants and rights	warrants and rights	plans
(In thousands, except per share data)

Equity compensation plans approved by security holders(1)	29,273	$21.73	10,714
Equity compensation plans not approved by security holders	—	—	—

(1)	As of December 31, 2010, we had 1 million restricted stock units outstanding that do not have an exercise price; therefore, the weighted average per share exercise price only relates to outstanding stock options and stock appreciation rights. At this time, securities available for future issuance are limited to 3.3 million shares as a result of our October 2010 Common Stock offering, but see Proposal 5 in which we request approval of additional authorized shares of Common Stock.

The Board of Directors recommends a vote FOR adoption of this proposal.

STOCKHOLDER PROPOSAL
Proposal No. 7

The following proposal was submitted by the Office of the Comptroller of New York City, 1 Centre Street, New York, New York 10007-2341 (the “Comptroller”) pursuant to authorization from the boards of trustees of the Funds (hereinafter defined). The Comptroller is the custodian and trustee of the New York City Employees’ Retirement System, the New York City Teachers’ Retirement System, the New York City Police Pension Fund and the New York City Fire Department Pension Fund, and custodian of the New York City Board of Education Retirement System (collectively, the “Funds”). As of December 21, 2010, the Funds were the collective owner of 584,865 shares of Common Stock that were held in custody since December 21, 2009. If the stockholder proponent, or a representative who is qualified under state law, is present and submits this proposal for a vote, then this proposal will be voted upon at the Annual Meeting. Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock voting in person or by proxy at the Annual Meeting. In accordance with federal securities regulations, we include the stockholder proposal plus any supporting statements exactly as submitted by the proponent. As explained below, our Board unanimously recommends that you vote AGAINST this stockholder proposal.

WHEREAS:

Investors increasingly seek disclosure of companies’ social and environmental practices in the belief that they impact shareholder value. Many investors believe companies that are good employers, environmental stewards, and corporate citizens are more likely to be accepted in their communities and to prosper long-term. According to Innovest, an environmental investment research consultant, major investment firms including ABN-AMRO, Neuberger Herman, Schroders, T. Rowe Price, and Zurich Scudder subscribe to information on companies’ social and environmental practices.

Sustainability refers to development that meets present needs without impairing the ability of future generations to meet their own needs. The Dow Jones Sustainability Group defines corporate sustainability as “a business approach that creates long-term shareholder value by embracing opportunities and managing risks deriving from economic, environmental and social developments.”

Globally, over 1,900 companies produce reports on sustainability issues (www.corporateregister.com), including more than half of the global Fortune 500 (KPMG International Survey of Corporate Responsibility Reporting 2005).

Companies increasingly recognize that transparency and dialogue about sustainability are elements of business success. For example, Unilever’s Chairman stated in a 2003 speech, “So when we talk about corporate social responsibility, we don’t see it as something business “does” to society but as something that is fundamental to everything we do. Not just philanthropy or community investment, important though that is, but the impact of our operations and products as well as the interaction we have with the societies we serve.”

An October 6, 2004 statement published by social research analysts reported that they value public reporting because “we find compelling the large and growing body of evidence linking companies’ strong performance addressing social and environmental issues to strong performance in creating long-term shareholder value...We believe that companies can more effectively communicate their perspectives and report performance on complex social and environmental issues through a comprehensive report than through press releases and other ad hoc communications.” (www.socialinvest.org)

RESOLVED:  Shareholders request that the Board of Directors issue a report to shareholders, by June 30, 2012, at reasonable cost and omitting proprietary information, on the Company’s sustainability policies and performance, including multiple, objective statistical indicators.

Supporting Statement

The report should include the Company’s definition of sustainability, as well as a company-wide review of company policies, practices, and indicators related to measuring long-term social and environmental sustainability.

We recommend that the Company use the Global Reporting Initiative’s Sustainability Reporting Guidelines (“The Guidelines”) to prepare the report. The Global Reporting Initiative (www.globalreporting.org) is an international organization with representatives from the business, environmental, human rights, and labor communities. The Guidelines provide guidance on report content, including performance in six categories (direct economic impacts, environmental, labor practices and decent work conditions, human rights, society, and product responsibility). The Guidelines provide a flexible reporting system that permits the omission of content that is not relevant to company operations. Over 900 companies use or consult the Guidelines for sustainability reporting.

Board’s Recommendation:

We note that this stockholder proposal is similar to previous stockholder proposals received from the Office of the Comptroller of New York City which were considered and rejected by our stockholders at the last two annual meetings of stockholders.

We recognize the importance of utilizing sustainable business practices, operating “smarter” and more efficiently as we extend sustainable business practices to existing properties and new projects. The Company is committed to being a global leader in sustainability and stewardship of the environment, which we recognize brings value to both communities and our stockholders. This commitment is reflected first in our Code of Conduct, available on our website at www.mgmresorts.com/codeofconduct under the caption “Code of Business Conduct and Ethics and Conflict of Interest Policy,” which requires our employees, directors, contractors and other agents to act with integrity in every aspect of our business and in full compliance will all applicable laws, including environmental laws.

Additionally, in 2006, the Company established the Energy and Environmental Services Division to ensure that the Company’s impact on the environment is fully defined and that programs and processes are put into place to mitigate any negative environmental impacts. As a result, the Company has implemented numerous conservation programs that substantially reduce electricity, gas, and water usage at all of our Las Vegas resorts. The following programs and practices are some examples of the many sustainability-focused programs and practices that the Company has implemented:

•	Energy Management. The Company has aggressively pursued initiatives to reduce electricity consumption by more than 60 million kilowatt hours annually and natural gas consumption by more than 134 thousand MMBtu (million British thermal units) annually. For example, Excalibur upgraded its domestic hot water system with highly fuel efficient modern heat exchangers. Additionally, we have installed variable frequency drives at the Mandalay Bay Shark Reef and the Mirage Events Center that monitor how much cooling is actually needed in a building at a particular moment, allowing the chiller pumps to respond accordingly rather than work at 100% capacity.

•	Water Conservation. In light of the desert location of the majority of the Company’s casinos and resorts, the Company has implemented a variety of water-saving strategies and technologies to reduce the impact on our surrounding communities, saving millions of gallons of potable water each year. For instance, all of the Company’s Las Vegas properties incorporate desert landscaping in the land surrounding the resorts that requires less (or no) watering. Further, every Las Vegas property has implemented a “sheets and towels” reuse program, and low-flow fixtures were installed in CityCenter.

•	Green Building. CityCenter, the Company’s most visible example of sustainable design and construction practices, is setting a standard for responsible growth in Las Vegas. It is one of the world’s largest environmentally sustainable urban communities and is committed to maintaining elevated “green” standards. CityCenter received the U.S. Green Building Council’s LEED® Gold certification, making it the largest certified development in the world. Among other sustainable practices, the CityCenter project recycled or reused more than 93% of construction and demolition waste, and more than 50% of all wood products used in ARIA and Crystals is Forest Stewardship Counsel certified, meaning that the wood comes from forests that have sustainable management practices in place; CityCenter represents the greatest use of Forest Stewardship Counsel-certified wood in a single project in the United States to date.

•	Recycling and Waste Management. All Company properties on the Las Vegas Strip have implemented robust recycling programs, improving the Company’s recycling rate more than 245% from 2007 to 2010. The Company is also a member of the Environmental Protection Agency (“EPA”) WasteWise program, which focuses the Company not only on recycling but also on reducing the amount of materials entering the resorts and reusing supplies, furnishings, and other equipment when feasible. One example of the Company’s recycling programs is that almost all of the restaurants at MGM Grand Las Vegas have eliminated trash cans and replaced them with color-coded bins for separating waste materials, with a goal of eventually becoming a zero-waste-to-landfill operation. Further, more than 90% of the waste from the shows and exhibits at Mandalay Bay Convention Center is diverted from the landfill.

•	Sustainable Supply Chain. The Company supports sustainable purchasing practices, considering raw materials, logistics, and the performance of a product when making buying decisions, and working with our supply chain to identify best practices and new opportunities for reducing environmental impact. For example, grocery vendors have committed to deliver 90% of all items to Luxor through a maximum of two distributors, reducing transportation to and from distribution centers; MGM Grand Las Vegas tracks “green-friendly” vendors in its purchasing database to easily identify sustainable companies and products; and Monte Carlo and other Strip resorts now utilize environmentally-friendly cleaning products.

•	Outreach and Education. Besides implementing sustainability programs and practices, the Company also focuses on educating employees, guests and the surrounding communities about sustainability, how it affects the tourism industry, and what individuals can do to promote sustainability. The Company launched “Conservation Begins At Home,” an employee awareness campaign where employees learn how to incorporate sustainable practices into their everyday lives. Also, among other initiatives, Mandalay Bay hosts an annual Earth Day fair open to employees, guests and the general public, and, to raise awareness for Earth Hour, the Company shuts off all tower wash lighting, marquees, and signs on its Strip resorts each year in March for one hour (guests are provided with in-room communication explaining the initiative).

The Company has received various recognitions and awards for its sustainability practices, including the following:

•	CityCenter earned the prestigious Leadership in Energy and Environmental Design — New Construction (LEED-NC) Gold certification rating for six buildings within the CityCenter campus, including the ARIA hotel tower and convention center, which certification is awarded based on a project’s environmental design, construction and operations. Today, CityCenter is the largest LEED-NC Gold certified new construction project in the world, and with it the Company has set the standard for environmentally responsible growth and for large-scale development efforts around the world.

•	The Green Key Eco-Rating Program, the largest international program evaluating sustainable hotel operations, awarded 12 Company properties the distinguished Green Key designation for “green” business operations. Our resorts were the first in Nevada and Michigan to receive Green Key ratings, and ARIA, Vdara and Mandalay Bay earned the prestigious 5 Key rating.

•	The American Society of Interior Designers and Hospitality Design Magazine awarded CityCenter’s ARIA with the 2010 Earth-Minded Award, which recognizes innovative and sustainable design in hospitality.

•	The Las Vegas Business Press presented the Company with the 2010 Best Green Owner Award for CityCenter.

•	The Glass Packaging Institute recognized the Company as a model in the hospitality industry for its achievements and innovative efforts toward glass-container recycling. The Company is among the six “Friends of Glass” recognized by the Glass Packaging Institute during its second annual Recycle Glass Week.

•	The Forest Stewardship Council honored CityCenter’s designers and builders with the 2009 Forest Stewardship Council Award for their commitment to using Forest Stewardship Council-certified wood and creating a marketplace that promotes environmentally appropriate, socially beneficial and economically viable forest management.

•	The Company was presented with the 2006 Southern Nevada Water Authority Water Hero Award after implementing many water conservation programs, including turf removal and upgrades to the resort’s showerheads and cooling towers.

To continue its commitment to sustainability, the Company is a member or partner of various sustainability-focused organizations, including the U.S. Green Building Council; The Convene Green Alliance; the EPA WasteWise program; the EPA’s Combined Heat and Power program; and the Company participates in the Carbon Disclosure Project, providing detailed carbon data since 2008.

Moreover, the Company has already implemented plans to report to our stockholders on sustainability matters in the normal course of business, and the requested sustainability report could require duplicative effort that would not incrementally benefit our stockholders, nor do we believe that the Company’s plans in this regard should be affected by the stockholder proposal process. In addition, substantial information about the Company’s sustainability practices is already available to stockholders and the general public on the Company’s website at http://www.mgmresorts.com/company/environmental-responsibility.aspx. The stockholder proposal does not convey the incremental burden involved in preparing a report using the Guidelines other than to note that the sustainability report should be prepared “at reasonable cost.” However, the incremental time and expense involved in preparing such a report, in light of the fact that the Company has already implemented plans for a stockholder reporting process, would be substantial and outweigh any marginal benefit to our stockholders in preparing the incremental report. Finally, we do not believe our Annual Meeting is an appropriate forum for a debate on social and environmental sustainability. The Board respects our stockholders’ interest in environmental and social issues, and the Company strives to conduct its business in a socially responsible manner that ensures long-term profitability.

The Board of Directors recommends a vote AGAINST adoption of this proposal.

NOTICE CONCERNING STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company intends to hold its 2012 annual meeting of stockholders in June 2012. Therefore, proposals of stockholders intended to be presented at the 2012 annual meeting of stockholders, including nominations for directors submitted in accordance with Rule 14a-8 of Regulation 14A under the Exchange Act, must be received by the Company on or before December [ ● ], 2011 in order to be considered by the Board of Directors for inclusion in the form of proxy and proxy statement to be issued by the Board of Directors for that meeting.

Our Amended and Restated Bylaws require that any stockholder proposal that is not submitted for inclusion in next year’s proxy statement under Rule 14a-8, but is instead sought to be presented directly at the 2012 annual meeting of stockholders, must be received by the Company no earlier than February 15, 2012 and no later than March 16, 2012 and otherwise comply with the requirements in our Amended and Restated Bylaws. All such stockholder proposals and nominations should be submitted to the Secretary of the Company, by the stated deadline, at the following address: Corporate Secretary, MGM Resorts International, 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109, Attention: Stockholder Communications. If the Company does not receive your proposal or nomination by the appropriate deadline and in accordance with the terms of the Company’s Amended and Restated Bylaws, then it may not properly be brought before the 2012 annual meeting of stockholders. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.

OTHER INFORMATION

The Company will bear all costs in connection with our solicitation of proxies. The Company intends to reimburse brokerage houses, custodians, nominees and others for their out-of-pocket expenses and reasonable clerical expenses related thereto. Officers, directors and employees of the Company and its subsidiaries may request the return of proxies from stockholders, for which no additional compensation will be paid to them.

The Company’s Annual Report to Stockholders for the year ended December 31, 2010 accompanies this Proxy Statement.

By Order of the Board of Directors,

James J. Murren
Chairman of the Board, Chief
Executive Officer & President

Appendix A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MGM RESORTS INTERNATIONAL

[                    , 2011]

MGM Resorts International (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

A. The name under which the Corporation was originally incorporated is GRAND NAME, CO., and the date of filing the original certificate of incorporation of the Corporation with the Secretary of State of the State of Delaware is January 29, 1986.

B. The first Amended and Restated Certificate of Incorporation of the Corporation (the ‘‘First Amended and Restated Certificate of Incorporation”) was filed June 15, 2010.

C. This second Amended and Restated Certificate of Incorporation of the Corporation (this ‘‘Amended and Restated Certificate of Corporation”) was duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL, and restates, integrates and amends the provisions of the First Amended and Restated Certificate of Incorporation.

D. This Amended and Restated Certificate of Incorporation shall become effective immediately upon its filing with the Secretary of State of the State of Delaware.

E. The text of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as set forth as follows:

1. The name of the Corporation is:
MGM Resorts International

2. The address of its registered office in the State of Delaware is Corporation Trust Center, No. 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The nature of the business, or objects or purposes proposed to be transacted, provided or carried on are:

In general to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4. The aggregate number of shares which the Corporation shall have the authority to issue is 1,000,000,000 shares, all of which are to be common stock, and the par value of each of such shares is to be $.01.

5. The Board of Directors is expressly authorized to adopt, amend or repeal the by-laws of this Corporation.

6. Tender offers for the purchase of equity securities of this Corporation shall not be subject to the provisions of Section 203 of the General Corporation Law of the State of Delaware.

7. The Corporation is to have perpetual existence.

8. Elections of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the Corporation.

9. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

10. A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derives an improper personal benefit.

Any repeal or amendment of this Article 10 by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

11. (A) Except as is otherwise expressly provided in instruments containing the terms of the Corporation’s securities, which instruments have been approved by the New Jersey Casino Control Commission (hereinafter “Commission”), in accordance with Section 82d(7) and (9) of the New Jersey Casino Control Act, N.J.S.A. 5:12-1 et seq. (“Act”), all securities of the Corporation shall be held subject to the condition that if a holder thereof is disqualified by the Commission pursuant to the Act (“Disqualified Holder”), such Disqualified Holder shall dispose of his interest in the Corporation’s securities within 120 days or such other time period required by the Commission following the Corporation’s receipt of notice (the “Notice Date”) of such Disqualified Holder. Promptly following the Notice Date, the Corporation shall personally deliver a copy of such written notice to the Disqualified Holder, mail it to such Disqualified Holder at the address shown on the Corporation’s books and records, or use any other reasonable means of delivering a copy of such written notice to the Disqualified Holder. Failure of the Corporation to provide notice to a Disqualified Holder after making reasonable efforts to do so shall not preclude the Corporation from exercising its rights under this Article 11. Failure of the Corporation to exercise its rights under this Article 11 shall not preclude the Corporation from exercising its rights under Article 12.

(B) A Disqualified Holder shall reimburse the Corporation for all expenses incurred by the Corporation in performing its obligations and exercising its rights under this Article 11 or Article 12.

(C) This Article 11 shall become effective if and when the Corporation becomes a holding company of a casino licensee under the New Jersey Act. This Article 11 shall remain in effect only so long as required by the Commission.

12. So long as the Corporation holds (directly or indirectly) a license or franchise from a governmental agency to conduct its business, which license or franchise is conditioned upon some or all of the holders of the Corporation’s stock possessing prescribed qualifications, any and all shares of the Corporation’s stock shall be subject to redemption by the Corporation, at its sole option and in its sole discretion, to the extent necessary to prevent the loss of such license or franchise or to reinstate it.

Any shares of the Corporation’s stock redeemable pursuant to this Article 12 may be called for redemption immediately for cash, property or rights, including securities of the Corporation or another corporation, on not less than five (5) days notice to the holder(s) thereof at a redemption price equal to the average closing price of such stock on a national securities exchange for the 45 trading days immediately preceding the date of the redemption notice; or if such stock is not so traded, then the average of the high and low closing bid price of the stock as quoted by the National Association of Securities Dealers Automated Quotation system for such 45 trading day period; or if such stock is not so quoted, the redemption price shall be determined in good faith by the Corporation’s Board of Directors.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY OMITTED]

IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated Certificate of Incorporation as of the date first set forth above.

John M. McManus, Secretary

Appendix B

MGM RESORTS INTERNATIONAL
SECOND AMENDED AND RESTATED ANNUAL PERFORMANCE-BASED
INCENTIVE PLAN FOR EXECUTIVE OFFICERS

PURPOSE

The MGM RESORTS INTERNATIONAL Second Amended and Restated Annual Performance-Based Incentive Plan For Executive Officers (the “Plan”) is an annual short term incentive plan designed to reward executive officers of MGM RESORTS INTERNATIONAL (the “Company”), for achieving preestablished corporate performance goals. The Plan is intended to provide an incentive for superior performance and to motivate participating officers toward the highest levels of achievement and business results, to tie their goals and interests to those of the Company and its stockholders, and to enable the Company to attract and retain highly qualified executive officers. The Plan is also intended to preserve the Company’s tax deduction for bonus compensation paid to executive officers by meeting the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and, accordingly, the Plan shall be interpreted to that end.

ARTICLE 1
ELIGIBILITY AND PARTICIPATION

Section 1.1  Participation in the Plan is limited to those executive officers of the Company who are (a) officers among the named executives in the Company’s annual proxy statements and (b) employees of the Company who may become a “covered employee” within the meaning of Section 162(m) of the Code and such other employees, in each case, as determined by the Committee in its discretion. At or prior to the time performance objectives for a “Performance Period” are established, as defined in Section 2.2 below, the Committee (as described in Section 6.1) will designate in writing which executive officers among those eligible shall participate in the Plan for such Performance Period (the “Participants”).

ARTICLE 2
PLAN YEAR, PERFORMANCE PERIODS AND PERFORMANCE OBJECTIVES

Section 2.1  The fiscal year of the Plan (the “Plan Year”) shall be the fiscal year beginning on January 1 and ending on December 31. The performance period with respect to which bonuses shall be calculated and paid under the Plan (the “Performance Period”) shall generally be the Plan Year but may be longer or shorter than a Plan Year; provided, however, that the Committee shall have the authority to designate different Performance Periods under the Plan, which need not be identical for all Participants.

Section 2.2  Within the first ninety days of each Performance Period, the Committee shall establish in writing, with respect to such Performance Period, one or more performance goals, a specific target objective or objectives with respect to such performance goals, and an objective formula or method for computing the amount of bonus compensation awardable to each Participant if the performance goals are attained. Notwithstanding the foregoing sentence, for any Performance Period, such goals, objectives and formulae must be established within that number of days, beginning on the first day of such Performance Period, which is no more than twenty-five percent of the total number of days in such Performance Period. The Committee shall be permitted to establish such goals, objectives and formulae with respect to each Participant without obtaining stockholder approval, unless the establishment of such goals, objectives and formulae is deemed a material term under the Plan pursuant to the Code requiring disclosure and approval by the stockholders.

Section 2.3  Performance goals shall be based upon one or more of the following business criteria for the Company as a whole or any of its subsidiaries or operating units: stock price; market share; gross revenue; pretax operating income; cash flow; earnings before interest, taxes, depreciation and amortization; earnings per share; return on equity; return on invested capital or assets; return on revenues; cost reductions and savings; productivity; equity capital raised; consummation of debt and equity offerings. The foregoing performance goals shall have any reasonable definitions that the Committee may specify and may be compared to the performance of a group of comparable companies, or a published or special index, that the Committee, in its discretion, deems appropriate. Measurements of the Company’s or a Participant’s performance against the performance goals established by the Committee shall be objectively determinable and, to the extent they are expressed in standard accounting terms, shall be determined according to generally accepted accounting principles as in existence on the date on which the performance goals are established.

Section 2.4  Subject to Section 162(m) of the Code, the Committee may adjust the performance goals (including to pro-rate goals and payments for a partial Performance Period) in the event of the following occurrences: (a) non-recurring events, including divestitures reorganizations and spin-offs; (b) mergers and acquisitions; and (c) financing transactions.

ARTICLE 3
DETERMINATION OF BONUS AWARDS

Section 3.1  As soon as practicable after the end of each Performance Period (or such sooner time as the performance goals have been met), the Committee shall certify in writing to what extent the Company and the Participants have achieved the performance goal or goals for such Performance Period, including the specific target objectives and the satisfaction of any other material terms of the bonus award, and the Committee shall calculate the amount of each Participant’s bonus for such Performance Period based upon the performance goals, objectives, and computation formulae for such Performance Period established pursuant to Section 2.2 above. The Committee shall have no discretion to increase the amount of any Participant’s bonus as so determined, but may reduce or totally eliminate any Participant’s bonus if it determines, in its sole and absolute discretion, that such a reduction or elimination is appropriate with respect to the Participant’s performance or any other factors material to the goals, purposes, and administration of the Plan.

Section 3.2  No Participant’s bonus for any Plan Year shall exceed the sum of $8,000,000.

ARTICLE 4
PAYMENT OF BONUS AWARDS

Section 4.1  Approved bonus awards shall be payable by the Company in cash or stock to each Participant, or to the Participant’s estate in the event of the Participant’s death, between January 1st and March 15th of the Plan Year following the Plan Year to which the bonus awards relate, subject to the Committee’s certification in writing pursuant to Section 3.1 that the relevant performance goals were achieved.

Section 4.2  A bonus award that would otherwise be payable to a Participant who is not employed by the Company or one of its subsidiaries on the last day of a Performance Period or on such sooner date as the performance goals have been met may be prorated (based on actual performance to the extent required by Section 162(m) of the Code) or not paid based on rules to be established by the Committee for the administration of the Plan.

ARTICLE 5
OTHER TERMS AND CONDITIONS

Section 5.1  No bonus awards shall be paid under the Plan unless and until the material terms (within the meaning of the Code and regulations promulgated thereunder) of the Plan, including the business criteria described in Section 2.3 above, are approved by the stockholders by a majority of votes cast in a separate vote on the issue in person or by proxy (including abstentions to the extent abstentions are counted as voting under applicable state law).

Section 5.2  No person shall have any legal claim to be granted an award under the Plan and the Committee shall have no obligation to treat Participants uniformly. Except as may be otherwise required by law, bonus awards under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary. Bonuses awarded under the Plan shall be payable from the general assets of the Company and no Participant shall have any claim with respect to any specific assets of the Company.

Section 5.3  Neither the Plan nor any action taken under the Plan shall be construed as giving any employee the right to be retained in the employ of the Company or any subsidiary or to obligate the Company or any subsidiary to maintain any employee’s compensation at any level.

Section 5.4  The Company or any of its subsidiaries may deduct from any award any applicable withholding taxes or any amounts owed by the employee to the Company or any of its subsidiaries.

Section 5.5  All bonus awards shall be subject to the Company’s clawback policies, as may be amended from time to time.

Section 5.6  The Company intends that the Plan and all bonus awards avoid the imposition of additional taxes, interest, and penalties pursuant to Section 409A of the Code and, accordingly, the Plan shall be interpreted to that end. Notwithstanding any contrary provision in the Plan, any payments of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be paid under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of his or her termination of employment (which for this purpose shall mean a “separation from service” under Section 409A of the Code) shall be delayed for the first six months following such termination (or, if earlier, the date of death of the specified employee) and shall instead be paid on the first payroll date that immediately follows the end of such six-month period (or the first payroll date scheduled after the death of the specified employee).

ARTICLE 6
ADMINISTRATION

Section 6.1  The Committee shall be comprised of two or more persons who qualify as “outside directors” as defined under Section 162(m) of the Code. Until changed by the Board of Directors of the Company (the “Board”), the Compensation Committee of the Board shall constitute the Committee hereunder.

Section 6.2  The Committee shall have full power and authority to administer and interpret the provisions of the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable.

Section 6.3  Except with respect to matters which under the Code are required to be determined in the sole and absolute discretion of the Committee, the Committee shall have full power to delegate to any officer or employee of the Company the authority to administer and interpret the procedural aspects of the Plan, subject to the Plan’s terms, including adopting and enforcing rules to decide procedural and administrative issues.

Section 6.4  The Committee may rely on opinions, reports or statements of officers or employees of the Company or any subsidiary thereof and of Company counsel (inside or retained counsel), public accountants and other professional or expert persons.

Section 6.5  The Board reserves the right to amend or terminate the Plan in whole or in part at any time. Unless otherwise prohibited by applicable law, any amendment required to conform the Plan to the requirements of the Code may be made by the Committee. No amendment may be made to the class of individuals who are eligible to participate in the Plan or the performance criteria specified in Section 2.3 without stockholder approval unless stockholder approval is not required in order for bonuses paid to Participants to constitute qualified performance-based compensation under the Code.

Section 6.6  No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person’s own fraud or bad faith.

Section 6.7  The place of administration of the Plan shall be the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 P.M. Pacific Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:59 P.M. Pacific Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All
		All	All	Except
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1.	Election of Directors
Nominees

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

01 Robert H. Baldwin	02 William A. Bible	03 Burton M. Cohen	04 Willie D. Davis	05 Alexis M. Herman
06 Roland Hernandez	07 Anthony Mandekic	08 Rose McKinney-James	09 James J. Murren	10 Daniel J. Taylor
11 Melvin B. Wolzinger

The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain

2	To ratify the selection of the independent registered public accounting firm for the year ending December 31, 2011;	☐	☐	☐

3	Advisory vote on executive compensation;	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain

4	Advisory vote on frequency of the stockholder advisory vote on executive compensation; ☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 5 and 6.		For	Against	Abstain

5	To amend and restate the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 1,000,000,000;	☐	☐	☐

		For	Against	Abstain

6	To approve the Company’s Amended and Restated Annual Performance-Based Incentive Plan for Executive Officers; and	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:

7	Stockholder proposal if presented at the Annual Meeting	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
		JOB #			SHARES CUSIP # SEQUENCE #

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

MGM RESORTS INTERNATIONAL This proxy is solicited by the Board of Directors Annual Meeting of Stockholders June 14, 2011 1:00 PM Eastern Time
The undersigned hereby appoints WILLIAM A. BIBLE, BURTON M. COHEN and WILLIE D. DAVIS, and each of them, Proxies, with full power of substitution, to represent and vote all shares of common stock of MGM Resorts International which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of MGM Resorts International, and at any adjournments thereof, upon any and all matters which may properly be brought before said meeting or any adjournments thereof. The meeting will be held in the Grand Ballroom at the MGM Grand Detroit located at 1777 Third Street, Detroit, Michigan 48226, on June 14, 2011, at 1:00 p.m., Eastern Time. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side